As filed with the Securities and Exchange Commission on December 16, 2004
                                                      1933 Act File No. 02-90946
                                                      1940 Act File No. 811-4015
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 99    [X]
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940   [ ]
                                AMENDMENT NO. 102           [X]

                         EATON VANCE MUTUAL FUNDS TRUST
                         ------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
     -----------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (617) 482-8260
                                 --------------
                         (REGISTRANT'S TELEPHONE NUMBER)

                                 ALAN R. DYNNER
                                 --------------
     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
     -----------------------------------------------------------------------
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[X] on February 1, 2005 pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



      Floating Rate Portfolio and High Income Portfolio have also executed this Registration Statement.
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
LOGO






                                   EATON VANCE
                               FLOATING-RATE FUND

                    A mutual fund seeking high current income


                                Prospectus Dated

                                  March 1, 2005



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Information in this prospectus
                                   Page                                    Page
-------------------------------------------------------------------------------
Fund Summary                        2       Sales Charges                   10
Investment Objective & Principal            Redeeming Shares                12
  Policies and Risks                5       Shareholder Account Features    12
Management and Organization         7       Tax Information                 14
Valuing Shares                      7       Financial Highlights            15
Purchasing Shares                   8
-------------------------------------------------------------------------------



 THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND AND THE SERVICES
            AVAILABLE TO SHAREHOLDERS. PLEASE SAVE IT FOR REFERENCE.

FUND SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES. The Fund's investment objective is to provide a high level of current income. To do so, the Fund invests primarily in senior floating rate loans.

The Fund invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt securities. The Fund may also purchase investment grade fixed income debt securities and money market instruments. The Fund may invest up to 25% of its total assets in foreign securities and may engage in certain hedging transactions.

The Fund may purchase derivative instruments, such as futures contracts and options thereon, interest rate and credit default swaps and credit linked notes.

Investments are actively managed, and may be bought or sold on a daily basis (although loans are generally held until repaid). The investment adviser's staff monitors the credit quality of Fund holdings, as well as other investments that are available. Preservation of capital is considered when consistent with the Fund's objective.

The Fund currently seeks its objective by investing its assets in another registered investment company.

PRINCIPAL RISK FACTORS. The Fund invests primarily in below investment grade debt obligations, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade bonds, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.

Economic and other events (whether real or perceived) can reduce the demand for certain senior floating rate loans or senior floating rate loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt securities are also subject to the risk of increases in prevailing interest rates, although floating rate securities reduce this risk. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for many loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Foreign securities are subject to adverse changes in currency exchange rates and economic and political developments abroad. Hedging transactions involve a risk of loss due to unanticipated changes in exchange or interest rates, as well as the risk of counterparty default. The Fund's use of derivatives is subject to certain limitations and may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty and unexpected price or interest rate movements.


THE FUND IS NOT A MONEY MARKET FUND AND ITS NET ASSET VALUE WILL FLUCTUATE. The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION. The following bar chart and table provide information about the Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class C shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains the returns for each Class of shares and a comparison to the performance of a broad-based, unmanaged loan market index. Returns in the table for Class C shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. LOGO

During the period from December 31, 2000 through December 31, 2004, the highest quarterly total return for Class C was 2.26% for the quarter ended June 30, 2003, and the lowest quarterly return was --0.61% for the quarter ended September 30, 2002.

                                                                               One       Life of
Average Annual Total Return as of December 31, 2004                            Year        Fund
-------------------------------------------------------------------------------------------------------
Advisers Class Return Before Taxes                                              %           %
Class A Return Before Taxes                                                     %           %
Class B Return Before Taxes                                                     %           %
Class C Return Before Taxes                                                     %           %
Class C Return After Taxes on Distributions                                     %           %
Class C Return After Taxes on Distributions and the Sale of Class C Shares      %           %
S&P-Loan Syndication Trading Association (LSTA) Index  (reflects no deduction
  for fees, expesnes or taxes)                                                  %           %
CSFB Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)   %           %

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. Advisers Class commenced operations February 7, 2001, Class B commenced operations February 5, 2001 and Class C commenced operations on February 1, 2001. Life of Fund returns are calculated from February 28, 2001. Class A commenced operations on May 5, 2003. The Class A performance shown above for the period prior to May 5, 2003 is the performance of Advisers Class shares, adjusted for the sales charge that applies to Class A shares (but not adjusted for any other differences in the expenses of the two classes). Effective __________, the Fund's primary benchmark index was changed from the CSFB Leveraged Loan Index to the S&P-Loan Syndication Trading Association (LSTA) Index. The S&P-Loan Syndication Trading Association (LSTA) Index is an unmanaged loan market index. The CSFB Leveraged Loan Index is an index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. The S&P-Loan Syndication Trading Association (LSTA) Index more accurately reflects the Fund's investment universe. Investors cannot invest directly in an index. (Source for the S&P-Loan Syndication Trading Association (LSTA) Index returns: Bloomberg, L.P. Source for the CSFB Leveraged Loan Index returns: Credit Suisse First Boston LLC; Thomson Financial.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.


After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class C shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

FUND FEES AND EXPENSES. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees  (fees paid directly from your investment)                      Advisers Class    Class A    Class B    Class C
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)                     None             2.25%     None       None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset
  value at time of purchase or time of redemption)                                  None             None      5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions                     None             None      None       None
Redemption Fee (as a percentage of amount redeemed)*                                1.00%            1.00%     None       None
Exchange Fee                                                                        None             None      None       None

 * For Advisers Class and Class A shares redeemed or exchanged within three months of the settlement of the purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund
and Portfolio assets)                                                            Advisers Class    Class A    Class B    Class C
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                         %              %         %         %
Distribution and Service (12b-1) Fees                                                 n/a            n/a         %         %
Other Expenses**                                                                        %              %         %         %
                                                                                      ----           ----      ----      ----
Total Annual Fund Operating Expenses                                                    %              %         %         %


 ** Other Expenses for Advisers Class and Class A includes a 0.25% service fee paid pursuant to a Service Plan.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Advisers Class shares             $*         $            $           $
Class A shares                    $*         $            $           $
Class B shares**                  $          $            $           $
Class C shares                    $          $            $           $

You would pay the following expenses if you did not redeem your shares:

                                1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Advisers Class shares             $          $            $           $
Class A shares                    $          $            $           $
Class B shares**                  $          $            $           $
Class C shares                    $          $            $           $


 * Due to the redemption fee, the cost of investing in Advisers Class or Class A shares for one year would be $100 higher for shares redeemed or exchanged within three months of the settlement of the purchase.
 ** Reflects the expenses of Class A after eight years because Class B shares generally convert to Class A after eight years.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to provide a high level of current income. The Fund's investment objective and most policies may be changed by the Trustees without shareholder approval. The Trustees have no present intention to make a change and intend to submit any material change in the objective to shareholders for approval. The Fund currently invests its assets in Floating Rate Portfolio (the "Portfolio"), which has the same investment objective as the Fund.

The Portfolio will normally invest at least 80% of its total assets in income producing floating rate loans and other floating rate debt securities. For this purpose, "total assets" will include any borrowings made for investment purposes. This policy will not be revised unless Fund shareholders are notified Of the proposed change at least sixty days in advance of the proposed change.

The Portfolio normally invests primarily in interests in senior floating rate loans ("Senior Loans"). Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the
Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Senior Loans held by the Portfolio will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. In the experience of the investment adviser over the last decade, because of prepayments the average life of Senior Loans has been two to four years.

The Portfolio may also purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as special purpose trusts investing in bank loans), investment grade fixed income debt obligations and money market instruments, such as commercial paper. Those money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

Many loans in which the Portfolio will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the investment adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Most Senior Loans in the Portfolio have been assigned ratings below investment grade by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e. Baa and below by Moody's Investors Service, Inc. ("Moody's") or BBB and below by Standard & Poor's Ratings Group ("S&P")) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds". A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. Because of the protective features of Senior Loans, the investment adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The investment adviser does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

No active trading market may exist for many loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. During periods of limited supply and liquidity of Senior Loans, the Fund's yield may be lower. The Portfolio may invest not more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of illiquidity if eligible buyers become uninterested in purchasing them.

When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Fund's management expects the Portfolio's policy of acquiring interests in floating rate Senior Loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's net asset value. Other economic factors (such as a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can also adversely impact the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings.

The Portfolio may invest up to 25% of total assets in foreign securities, predominantly in developed countries. The value of foreign securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. THE Portfolio may use forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

The Portfolio may purchase or sell derivative instruments (which derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of obligations held by the Portfolio, or as a substitute for the purchase or sale of securities or currencies. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices, other financial instruments or currencies; options on futures contracts; and exchange-traded and over-the-counter options on securities, indices or currencies. The Portfolio may enter into interest rate swaps, total return swaps and forward rate contracts and purchase credit linked notes as well as instruments that have a greater or lesser credit risk than the security underlying that instrument. The Portfolio may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Portfolio's holdings. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Transactions in derivative instruments involve a risk of loss due to unanticipated adverse changes in prices, interest rates, indices, or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the initial investment therein. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous.

The Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense and, while they are outstanding, magnify increases or decreases in the value of Fund shares. The Portfolio will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, the Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which is not consistent with the Fund's investment objective. The Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While temporarily invested, the Fund may not achieve its investment objective.

MANAGEMENT AND ORGANIZATION

MANAGEMENT. The Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equivalent to 0.575% annually of the average daily net assets of the Portfolio up to $1 billion, which fee is reduced on assets of $1 billion and more. For the fiscal year ended October 31, 2004, the Portfolio paid BMR advisory fees equivalent to ______% of its average daily net assets.

Scott H. Page and Payson F. Swaffield, Vice Presidents of Eaton Vance and BMR, are co-portfolio managers of the Portfolio (since inception) and of other Eaton Vance floating rate loan portfolios (since August 1, 1996).

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. In return, Eaton Vance receives a monthly administrative fee equal to 0.15% annually of the average daily net assets of the Fund. For the fiscal year ended October 31, 2004, Eaton Vance earned administration fees of 0.15% of the Fund's average dialy net assets.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

ORGANIZATION. The Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). If the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in THE Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their value (plus a sales charge for Class A shares), which is derived from the value of Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. THE Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees of the Portfolio have adopted procedures for valuing Portfolio investments and have delegated to the investment adviser the daily valuation of such investments. The investment adviser uses an independent pricing service to value most loans and other debt securities at their market value. The pricing service considers various factors relating to loans and debt securities to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before the Portfolio values its assets that would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. The investment adviser expects to use fair value pricing primarily when a security is not priced by the pricing service, or the pricing service price is deemed unreliable. The investment adviser may also fair value price foreign securities under the circumstances described above. Eaton Vance has established a Valuation Committee that oversees the valuation of Portfolio investments.

PURCHASING SHARES

HOW TO PURCHASE SHARES. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

RESTRICTIONS ON EXCESSIVE TRADING AND MARKET TIMING. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain of the securities owned by the Portfolio is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). In addition, because the Portfolio may invest a portion of its assets in foreign securities, it may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. The valuation procedures of the Portfolio authorize the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing, the restrictions on excessive trading and market timing, and the redemption fee applicable to Advisers Class shares and Class A shares intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

CHOOSING A SHARE CLASS. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  *  how long you expect to own your shares;
  *  how much you intend to invest;
  * the sales charge and total operating expenses associated with owning each class; and
  * whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

     Advisers Class shares are offered at net asset value to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance and certain persons affiliated with Eaton Vance and certain Eaton Vance service providers. Purchases of Advisers Class shares are subject to a 1% redemption fee if redeemed within three months of settlement of purchase. Advisers Class shares pay service fees equal to 0.25% annually of average daily net assets. Distributions on Advisers Class shares are generally higher than distributions paid by Class B and Class C shares because Advisers Class has lower annual expenses than Class B and Class C.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 2.25%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $100,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Purchases of Class A shares are subject to a 1% redemption fee if redeemed within three months of settlement of purchase. Class A shares pay service fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B and Class C shares because class a has lower annual expenses than Class B and Class C.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within SIX years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over SIX years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares automatically convert to Class A shares eight years after purchase. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

PAYMENTS TO INVESTMENT DEALERS. In connection with sales of Fund shares, an investment dealer may receive commissions and other amounts that are paid from various sources. For instance, your investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance Funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance Funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance Funds and are compensated for such services by the Funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

SALES CHARGES

CLASS A FRONT-END SALES CHARGE. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                      Sales Charge*         Sales Charge*         Dealer Commission
                                     as Percentage of    as Percentage of Net    as a Percentage of
Amount of Purchase                    Offering Price        Amount Invested        Offering Price
----------------------------------------------------------------------------------------------------------
Less than $100,000                       2.25%                    2.30%                  2.00%
$100,000 but less than $250,000          1.75%                    1.78%                  1.50%
$250,000 but less than $500,000          1.50%                    1.52%                  1.25%
$500,000 but less than $1,000,000        1.00%                    1.01%                  1.00%
$1,000,000 or more                       0.00**                   0.00**               See Below

 * Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
 ** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totaling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Advisers Class or Class A shares made at net asset value to certain tax-deferred retirement plans.

REDUCING OR ELIMINATING CLASS A SALES CHARGES. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or THE Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $100,000 or more. CLASS A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the FUnd or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. You may be required to provide documentation to establish your ownership  of shares  included  under the  right of  accumulation  (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

     Under a statement of intention, purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or THE Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

CONTINGENT DEFERRED SALES CHARGE. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund but will be subject to a 1.00% redemption fee if they are redeemed or exchanged within the first three months after the settlement of the purchase. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase       CDSC
-------------------------------------------------
First or Second                          5%
Third                                    4%
Fourth                                   3%
Fifth                                    2%
Sixth                                    1%
Seventh or following                     0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under "Distribution and Service Fees" below.

CDSC WAIVERS. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B and Class C shares, in connection with certain redemptions from tax-deferred retirement plans. Call 1-800-262-1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

CLASS B CONVERSION FEATURE. After eight years, Class A shares automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions convert in proportion to shares not so acquired.

MORE INFORMATION ABOUT SALES CHARGES IS AVAILABLE ON THE EATON VANCE WEBSITE AT WWW.EATONVANCE.COM AND IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE CONSULT THE EATON VANCE WEBSITE FOR ANY UPDATES TO SALES CHARGE INFORMATION BEFORE MAKING A PURCHASE OF FUND SHARES.

DISTRIBUTION AND SERVICE FEES. Class B and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees. All classes pay service fees to the principal underwriter for personal and/or account services equal to 0.25% of average daily net assets annually. After the sale of Class A, Class B and Class C shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

REDEEMING SHARES

You can redeem shares in any of the following ways:

By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone   You can redeem up to  $100,000  per  account  (which may  include shares of one or more Eaton Vance  funds) by calling the transfer agent at  1-800-262-1122  on Monday through Friday,  9:00 a.m. to
               4:00 p.m. (eastern time).  Proceeds of a telephone redemption can
               be  mailed   only  to  the  account   address.   Shares  held  by
               corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

Through an     Your investment  dealer is responsible for transmitting the order
Investment     promptly. An investment dealer may charge a fee for this service.
Dealer

Advisers Class and Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of the settlement of the purchase. All redemption fees will be paid to the Fund. Redemptions of shares held by 401(k) plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

DISTRIBUTIONS. You may have your Fund distributions paid in one of the following ways:

..FULL REINVEST      Dividends  and capital  gains are  reinvested  in additional
 OPTION             shares.  THIS  OPTION WILL BE ASSIGNED IF YOU DO NOT SPECIFY
                    AN OPTION.

..PARTIAL REINVEST   Dividends are paid in cash and capital gains are  reinvested
 OPTION             in additional shares.

..CASH OPTION        Dividends and capital gains are paid in cash.

..EXCHANGE OPTION    Dividends  and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

INFORMATION ABOUT THE FUND. From time to time, you may be mailed the following:

  *  Annual  and  Semiannual   Reports,   containing   portfolio   holdings  and
     performance information and financial statements.

  * Periodic account statements, showing recent activity and total share balance.
  *  Form 1099 and tax information needed to prepare your income tax returns.
  *  Proxy materials, in the event a shareholder vote is required.
  *  Special notices about significant events affecting your Fund.

The Fund will file a list of its portfolio holdings as of each fiscal quarter end with the Securites and Exchange Commission on Form N-Q. The Fund's Form N-Q may be viewed on the SEC's website (www.sec.gov). Fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). The Fund will also post a list of its portfolio holdings as of each calendar quarter end on the Eaton Vance website. The lists of portfolio holdings are filed or posted 60 days after the end of the quarter to which they relate. The Fund also posts quarterly statistical information about its holdings on the Eaton Vance website.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

WITHDRAWAL PLAN. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of CLASS A shares are generally subject to an initial sales charge, CLASS A shareholders should not make withdrawals from their accounts while also making purchases. Because redemptions of Advisers Class shares and Class A shares within three months of settlement of purchase are subject to a 1% redemption fee (including shares held in an individual retirement accounts), shareholders should not make withdrawals pursuant to a Withdrawal plan during that period.

TAX-DEFERRED RETIREMENT PLANS. Advisers Class shares, Class A shars and Class C shares are available for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.

EXCHANGE PRIVILEGE. You may exchange your Fund shares for shares of the same Class of another Eaton Vance Fund or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value (subject to any applicable redemption fee). If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

REINVESTMENT PRIVILEGE. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance
Fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

TELEPHONE AND ELECTRONIC TRANSACTIONS. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

PROCEDURES FOR OPENING NEW ACCOUNTS. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

ACCOUNT QUESTIONS. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund declares dividends daily and ordinarily pays distributions monthly. Any net realized capital gains will be distributed annually. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent. The Fund expects that its distributions will consist primarily of taxable ordinary income.

Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains will be taxable as long-term capital gains. A portion of the Fund's distributions may be eligible for the dividends-received deduction for corporations. The Fund's distributions are taxable as described above whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's return on such securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Portfolio. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past past four years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by _________________, an independent registered public accounting firm. The report of ____________________ and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request. The Fund began offering Class A shares on May 1, 2003. Prior to that date, the Fund offered only Advisers Class shares, Class B shares and Class C shares.

                                                                            YEAR ENDED OCTOBER 31,
                                        --------------------------------------------------------------------------------------------
                                                              2004                                 2003(1)(2)
                                        --------------------------------------------------------------------------------------------
                                             ADVISERS                              ADVISERS
                                              CLASS    CLASS A  CLASS B  CLASS C    CLASS     CLASS A      CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------------------------

Net asset value - Beginning of year                                               $  9.560   $ 10.000      $  9.560    $  9.560
                                                                                  --------   --------      --------    --------
Income (loss) from operations
Net investment income                                                             $  0.331   $  0.138      $  0.278    $  0.275
Net realized and unrealized gain (loss)                                              0.283      0.169         0.253       0.256
                                                                                  --------   --------      --------    --------
Total income from operations                                                      $  0.614   $  0.307      $  0.531    $  0.531
                                                                                  --------   --------      --------    --------
Less distributions
From net investment income                                                        $ (0.354)  $ (0.157)     $ (0.281)   $ (0.281)
From net realized gain                                                                  --         --            --          --
                                                                                  --------   --------      --------    --------
Total distributions                                                               $ (0.354)  $ (0.157)     $ (0.281)   $ (0.281)
                                                                                  --------   --------      --------    --------
Net asset value - End of year                                                     $  9.820   $ 10.150      $  9.810    $  9.810
                                                                                  --------   --------      --------    --------
Total return(3)                                                                       6.54%      3.09%         5.63%       5.63%

Ratios/Supplemental Data+:
Net assets, end of year (000's omitted)                                           $271,723   $273,365      $247,494    $724,521
Ratios (as a percentage of average daily
  net assets):
   Net expenses(4)                                                                    1.09%      1.09%(5)      1.84%       1.84%
   Net investment income                                                              3.40%      2.81%(5)      2.87%       2.84%
Portfolio Turnover of the Portfolio                                                     64%        64%           64%         64%

                                                                            YEAR ENDED OCTOBER 31,
                                        --------------------------------------------------------------------------------------------
                                                             2002(1)                                    2001(2)
                                        -------------------------------------------------------------------------------------------
                                              ADVISERS                                  ADVISERS
                                               CLASS        CLASS B       CLASS C        CLASS         CLASS B       CLASS C
------------------------------------------------------------------------------------------------------------------------------------

Net asset value - Beginning of year            $ 9.820      $  9.810     $  9.820       $10.000       $ 10.000      $ 10.000
                                               -------      --------     --------       -------       --------      --------
Income (loss) from operations
Net investment income                          $ 0.413      $  0.339     $  0.339       $ 0.441       $  0.398      $  0.405
Net realized and unrealized gain (loss)         (0.256)       (0.246)      (0.256)       (0.181)        (0.191)       (0.181)
                                               -------      --------     --------       -------       --------      --------
Total income from operations                   $ 0.157      $  0.093     $  0.083       $ 0.260       $  0.207      $  0.224
                                               -------      --------     --------       -------       --------      --------
Less distributions
From net investment income                     $(0.415)     $ (0.341)    $ (0.341)      $(0.440)      $ (0.397)     $ (0.404)
From net realized gain                          (0.002)       (0.002)      (0.002)           --             --            --
                                               -------      --------     --------       -------       --------      --------
Total distributions                            $(0.417)     $ (0.343)    $ (0.343)      $(0.440)      $ (0.397)     $ (0.404)
                                               -------      --------     --------       -------       --------      --------
Net asset value - End of year                  $ 9.560      $  9.560     $  9.560       $ 9.820       $  9.810      $  9.820
                                               -------      --------     --------       -------       --------      --------
Total return(3)                                   1.56%         0.91%        0.80%         2.62%          2.08%         2.25%

Ratios/Supplemental Data+:                     $70,694      $203,683     $521,312       $54,425       $196,237      $526,520
Net assets, end of year (000's omitted)
Ratios (as a percentage of average daily
  net assets):                                    1.13%         1.89%        1.89%          114%(5)       1.84%(5)      1.87%(5)
   Net expenses(4)                                4.22%         3.47%        3.46%         5.37%(5)       4.86%(5)      4.77%(5)
   Net investment income                            76%           76%          76%           52%            52%           52%
Portfolio Turnover of the Portfolio

+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/administration fee, a reduction in the distribution fees, and an allocation of expenses to the investment adviser and/administrator, or both.  Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses(4)                                                                              1.23%(5)       1.97%(5)      1.97%(5)
  Net investment income                                                                    5.28%(5)       4.73%(5)      4.67%(5)
Net investment income per share                                                         $ 0.434        $ 0.387       $ 0.397

(1) Net investment income per share was computed using the average shares outstanding.
(2) For Advisers Class, for the period from the start of business, February 7, 2001, to October 30, 2001, for Class A, for the period from the start of business, May 5, 2003, to October 31, 2003, for Class B, for the period from the start of business, February 5, 2001, to October 31, 2001 and for Class C, for the period from the start of business, February 1, 2001, to October 31, 2001.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

LOGO





MORE INFORMATION
--------------------------------------------------------------------------------

     ABOUT THE FUND: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments IS available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:


                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com


     You will find and may copy information about THE Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     ABOUT SHAREHOLDER ACCOUNTS: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------


                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-4015.                                         FRP


791-3/05                                         (C) 2005 Eaton Vance Management

LOGO






                                   EATON VANCE
                               FLOATING-RATE FUND

                              INSTITUTIONAL SHARES


                    A mutual fund seeking high current income

                                Prospectus Dated

                                  March 1, 2005




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Information in this prospectus

                                    Page                                   Page
--------------------------------------------------------------------------------
Fund Summary                        2        Redeeming Shares                8
Investment Objective & Principal             Shareholder Account Features    9
  Policies and Risks                4        Tax Information                10
Management and Organization         6        Financial Highlights           11
Valuing Shares                      6
Purchasing Shares                   7
--------------------------------------------------------------------------------





 THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND AND THE SERVICES
            AVAILABLE TO SHAREHOLDERS. PLEASE SAVE IT FOR REFERENCE.

FUND SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES. The Fund's investment objective is to provide a high level of current income. To do so, the Fund invests primarily in senior floating rate loans.

The Fund invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt securities. The Fund may also purchase investment grade fixed income debt securities and money market instruments. The Fund may invest up to 25% of its total assets in foreign securities and may engage in certain hedging transactions.

The Fund may purchase derivative instruments, such as futures contracts and options thereon, interest rate and credit default swaps and credit linked notes.

Investments are actively managed, and may be bought or sold on a daily basis (although loans are generally held until repaid). The investment adviser's staff monitors the credit quality of Fund holdings, as well as other investments that are available. Preservation of capital is considered when consistent with the Fund's objective.

The Fund currently seeks its objective by investing its assets in another registered investment company.

PRINCIPAL RISK FACTORS. The Fund invests primarily in below investment grade debt obligations, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade bonds, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.

Economic and other events (whether real or perceived) can reduce the demand for certain senior floating rate loans or senior floating rate loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt securities are also subject to the risk of increases in prevailing interest rates, although floating rate securities reduce this risk. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for many loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Foreign securities are subject to adverse changes in currency exchange rates and economic and political developments abroad. Hedging transactions involve a risk of loss due to unanticipated changes in exchange or interest rates, as well as the risk of counterparty default. The Fund's use of derivatives is subject to certain limitations and may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty and unexpected price or interest rate movements.


THE FUND IS NOT A MONEY MARKET FUND AND ITS NET ASSET VALUE WILL FLUCTUATE. THE FUND IS NOT A COMPLETE INVESTMENT PROGRAM AND YOU MAY LOSE MONEY BY INVESTING IN THE FUND. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION. The following bar chart and table provide information about the performance of the Fund's Class I shares for each calendar year through December 31, 2004. The returns in the table are shown before and after the reduction of taxes and include a comparison to the performance of a broad-based, unmanaged loan market index. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

1.76%   6.12%
-----   -----   ----
2002    2003    2004

During the period from December 31, 2000 through December 31, 2004, the highest quarterly total return for Class I was 3.54% for the quarter ended June 30, 2003, and the lowest quarterly return was -0.36% for the quarter ended September 30, 2002.

                                                                                     One       Life of
Average Annual Total Return as of December 31, 2004                                  Year       Fund
----------------------------------------------------------------------------------------------------------
Class I Return Before Taxes                                                           %           %
Class I Return After Taxes on Distributions                                           %           %
Class I Return After Taxes on Distributions and the Sale of Class I Shares            %           %
S&P-Loan Syndication Trading Association (LSTA) Index (reflects no deduction
  for fees, expenses or taxes)                                                        %           %
CSFB Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)         %           %

Class I shares commenced operations on January 30, 2001. Life of Fund returns are calculated from January 31, 2001. Effective __________, the Fund's primary benchmark index was changed from the CSFB Leveraged Loan Index to the S&P-Loan Syndication Trading Association (LSTA) Index. The S&P-Loan Syndication Trading Association (LSTA) Index is an unmanaged loan market index. The CSFB Leveraged Loan Index is an index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. The S&P-Loan Syndication Trading Association (LSTA) Index more accurately reflects the Fund's investment universe. Investors cannot invest directly in an index. (Source for the S&P-Loan Syndication Trading Association
(LSTA) Index returns: Bloomberg, L.P. Source for the CSFB Leveraged Loan Index returns: Credit Suisse First Boston LLC; Thomson Financial.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

FUND FEES AND EXPENSES. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)           None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower
  of net asset value at time of purchase or time of redemption)           None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions           None
Redemption Fee (as a percentage of amount redeemed)*                      1.00%
Exchange Fee                                                              None

Annual Fund Operating Expenses
(expenses that are deducted from Fund and Portfolio assets)
-------------------------------------------------------------------------------
Management Fees                                                           %
Other Expenses                                                            %
Total Annual Fund Operating Expenses                                      %


* Effective for shares redeemed or exchanged within three months of the settlement of the purchase.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 Year     3 Years     5 Years     10 Years
-------------------------------------------------------------------------------
Institutional Shares               $*           $           $            $


* Due to the redemption fee, the cost of investing for one year would be $100 higher for shares redeemed or exchanged within three months of the settlement of the purchase.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to provide a high level of current income. The Fund's investment objective and most policies may be changed by the Trustees without shareholder approval. The Trustees have no present intention to make a change and intend to submit any material change in the objective to shareholders for approval. The Fund currently invests its assets in Floating Rate Portfolio (the "Portfolio"), which has the same investment objective as the Fund.

The Portfolio will normally invest at least 80% of its total assets in income producing floating rate loans and other floating rate debt securities. For this purpose, "total assets" will include any borrowings made for investment purposes. This policy will not be revised unless Fund shareholders are notified of the proposed change at least sixty days in advance of the proposed change.

The Portfolio normally invests primarily in interests in senior floating rate loans ("Senior Loans"). Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the
Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Senior Loans held by the Portfolio will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. In the experience of the investment adviser over the last decade, because of prepayments the average life of Senior Loans has been two to four years.

The Portfolio may also purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as special purpose trusts investing in bank loans), investment grade fixed income debt obligations and money market instruments, such as commercial paper. Those money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

Many loans in which the Portfolio will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the investment adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Most Senior Loans in the Portfolio have been assigned ratings below investment grade by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e. Baa and below by Moody's Investors Service, Inc. ("Moody's") or BBB and below by Standard & Poor's Ratings Group ("S&P")) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds". A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. Because of the protective features of Senior Loans, the investment adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The investment adviser does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

No active trading market may exist for many loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. During periods of limited supply and liquidity of Senior Loans, the Fund's yield may be lower. The Portfolio may invest not more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of illiquidity if eligible buyers become uninterested in purchasing them.

When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Fund's management expects the Portfolio's policy of acquiring interests in floating rate Senior Loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's net asset value. Other economic factors (such as a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can also adversely impact the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings.

The Portfolio may invest up to 25% of total assets in foreign securities, predominantly in developed countries. The value of foreign securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. The Portfolio may use forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

The Portfolio may purchase or sell derivative instruments (which derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of obligations held by the Portfolio, or as a substitute for the purchase or sale of securities or currencies. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices, other financial instruments or currencies; options on futures contracts; and exchange-traded and over-the-counter options on securities, indices or currencies. The Portfolio may enter into interest rate swaps, total return swaps and forward rate contracts and purchase credit linked notes as well as instruments that have a greater or lesser credit risk than the security underlying that instrument. The Portfolio may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Portfolio's holdings. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Transactions in derivative instruments involve a risk of loss due to unanticipated adverse changes in prices, interest rates, indices, or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the initial investment therein. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous.

The Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense and, while they are outstanding, magnify increases or decreases in the value of Fund shares. The Portfolio will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, the Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which is not consistent with the Fund's investment objective. The Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While temporarily invested, the Fund may not achieve its investment objective.

MANAGEMENT AND ORGANIZATION

MANAGEMENT. The Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equivalent to 0.575% annually of the average daily net assets of the Portfolio up to $1 billion, which fee is reduced on assets of $1 billion and more. For the fiscal year ended October 31, 2004, the Portfolio paid BMR advisory fees equivalent to _____% of its average daily net assets.

Scott H. Page and Payson F. Swaffield, Vice Presidents of Eaton Vance and BMR, are co-portfolio managers of the Portfolio (since inception) and of other Eaton Vance floating rate loan portfolios (since August 1, 1996).

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. In return, Eaton Vance receives a monthly administrative fee equal to 0.15% annually of the average daily net assets of the Fund. For the fiscal year ended October 31, 2004, Eaton Vance earned administration fees of 0.15% of the Fund's average daily net assets.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

ORGANIZATION. The Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a PRO RATA interest in the Fund but is subject to different expenses and rights. The Fund shares offered by, and referred to in, this prospectus are Institutional Shares. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). If the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their value (plus a sales charge for Class A shares), which is derived from the value of Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. THE Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees of the Portfolio have adopted procedures for valuing Portfolio investments and have delegated to the investment adviser the daily valuation of such investments. The investment adviser uses an independent pricing service to value most loans and other debt securities at their market value. The pricing service considers various factors relating to loans and debt securities to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before the Portfolio values its assets that would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. The investment adviser expects to use fair value pricing primarily when a security is not priced by the pricing service, or the pricing service price is deemed unreliable. The investment adviser may also fair value price foreign securities under the circumstances described above. Eaton Vance has established a Valuation Committee that oversees the valuation of Portfolio investments.

PURCHASING SHARES

Institutional Shares are offered to clients of financial intermediaries who charge an advisory, management, consulting or similar fee for their services; accounts affiliated with those financial intermediaries; investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Institutional Shares also are offered to pension plans, endowments and corporations. Your initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time. The investment minimum is waived for persons affiliated with Eaton Vance and its service providers.

The Fund provides shareholders ease of investment by allowing same day wire purchases. You may purchase Institutional Shares through your investment dealer or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. To make an initial investment by wire, you must first telephone the Fund Order Department at 1-800-225-6265 (extension 7604) to advise of your action and to be assigned an account number. Failure to call will delay the order. An account application form must be promptly forwarded to the transfer agent. You may request a current account application by calling 1-800-262-1122. Additional investments may be made at any time through the same wire procedure. The Fund Order Department must be advised by telephone of each transmission. Wire funds to:

  Mellon Trust of New England N.A.

  ABA #011001234

  Account #080411
  Further Credit Eaton Vance Floating-Rate Fund - Institutional
     Shares - Fund #924
  A/C # [Insert your account number]

Purchase orders will be executed at the net asset value next determined after their receipt by the Fund. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you.

From time to time the Fund may suspend the continuous offering of its shares. During any such suspension, shareholders who reinvest their distributions in additional shares will be permitted to continue such reinvestments, and the Fund may permit tax-sheltered retirement plans which own shares to purchase additional shares of the Fund. The Fund may also refuse any order for the purchase of shares.

RESTRICTIONS ON EXCESSIVE TRADING AND MARKET TIMING. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain of the securities owned by the Portfolio is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). In addition, because the Portfolio may invest a portion of its assets in foreign securities, it may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. The valuation procedures of the Portfolio authorize the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing, the restrictions on excessive trading and market timing, and the redemption fee applicable to Institutional Class shares are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

PAYMENTS TO INVESTMENT DEALERS. In connection with sales of Fund shares, an investment dealer may receive payments from various sources. For instance, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance Funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance Funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance Funds and are compensated for such services by the Funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

REDEEMING SHARES

You can redeem shares in one of two ways:

By Wire If you have given complete written authorization in advance you may request that redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The redemption request may be made by calling the transfer agent at 1-800-262-1122 or by sending a signature guaranteed letter of instruction to the transfer agent (see back cover for address). You may be required to pay the costs of redeeming by wire; however, no costs are currently charged. The Fund may suspend or terminate this expedited payment procedure upon at least 30 days notice.

Through an     Your investment  dealer is responsible for transmitting the order
Investment     promptly. An investment dealer may charge a fee for this service.
Dealer

Redemptions or exchanges made within three months of the settlement of a purchase are subject to a redemption fee equal to 1% of the amount redeemed. All redemption fees will be paid to the Fund. Redemptions of shares held by 401(k) plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as a result of reinvesting distributions, are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any federal income tax required to be withheld and any applicable redemption fee. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

SHAREHOLDER ACCOUNT FEATURES

DISTRIBUTIONS. You may have your Fund distributions paid in one of the following ways:

..FULL REINVEST      Dividends  and capital  gains are  reinvested  in additional
 OPTION             shares.  THIS  OPTION WILL BE ASSIGNED IF YOU DO NOT SPECIFY
                    AN OPTION.

..PARTIAL REINVEST   Dividends are paid in cash and capital gains are  reinvested
 OPTION             in additional shares.

..CASH OPTION        Dividends and capital gains are paid in cash.

INFORMATION FROM THE FUND. From time to time, you may be mailed the following:

 *   Annual  and  Semiannual   Reports,   containing   portfolio   holdings  and
     performance information, and financial statements.

 * Periodic account statements, showing recent activity and total share balance.
 *   Form 1099 and tax information needed to prepare your income tax returns.
 *   Proxy materials, in the event a shareholder vote is required.
 *   Special notices about significant events affecting your Fund.


The Fund will file a list of its portfolio holdings as of each fiscal quarter end with the Securites and Exchange Commission on Form N-Q. The Fund's Form N-Q may be viewed on the SEC's website (www.sec.gov). Fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). The Fund will also post a list of its portfolio holdings as of each calendar quarter end on the Eaton Vance website. The lists of portfolio holdings are filed or posted 60 days after the end of the quarter to which they relate. The Fund also posts quarterly statistical information about its holdings on the Eaton Vance website.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

EXCHANGE PRIVILEGE. You may exchange your Institutional Shares for other Eaton Vance fund Institutional Shares. Exchanges are made at net asset value (subject to any applicable redemption fee). Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within twelve months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

TELEPHONE AND ELECTRONIC TRANSACTIONS. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

PROCEDURES FOR OPENING NEW ACCOUNTS. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

ACCOUNT QUESTIONS. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).


MORE INFORMATION IS AVAILABLE ON THE EATON VANCE WEBSITE AT WWW.EATONVANCE.COM AND IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE CONSULT THE EATON VANCE WEBSITE BEFORE MAKING A PURCHASE OF FUND SHARES.

TAX-DEFERRED RETIREMENT PLANS. Institutional Shares are available for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.


TAX INFORMATION

The Fund declares dividends daily and ordinarily pays distributions monthly. Any net realized capital gains will be distributed annually. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent. The Fund expects that its distributions will consist primarily of taxable ordinary income.

Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains will be taxable as long-term capital gains. A portion of the Fund's distributions may be eligible for the dividends-received deduction for corporations. The Fund's distributions are taxable as described above whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's return on such securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Portfolio. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS


The financial highlights are intended to help you understand the financial performance of the Fund's Institutional Shares for the past four years. Certain information in the table the financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by __________________, an independent registered public accounting firm. The report of ___________________ and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                             YEAR ENDED OCTOBER 31,
                                                           -------------------------------------------------------
                                                              2004         2003(1)       2002(1)      2001(2)
------------------------------------------------------------------------------------------------------------------

Net asset value - Beginning of year                                         $ 9.560      $ 9.820      $10.000
                                                                            -------      -------      -------
Income (loss) from operations
Net investment income                                                       $ 0.359      $ 0.437      $ 0.480
Net realized and unrealized gain (loss)                                       0.279       (0.255)      (0.181)
                                                                            -------      -------      -------
Total income from operations                                                $ 0.638      $ 0.182      $ 0.299
                                                                            -------      -------      -------
Less distributions
From net investment income                                                  $(0.378)     $(0.440)     $(0.479)
From net realized gain                                                           --       (0.002)          --
                                                                            -------      -------      -------
Total distributions                                                         $(0.378)     $(0.442)     $(0.479)
                                                                            -------      -------      -------
Net asset value - End of year                                               $ 9.820      $ 9.560      $ 9.820
                                                                            -------      -------      -------
Total return(3)                                                                6.79%        1.82%        3.02%

Ratios/Supplemental Data+:
Net assets, end of period (000's omitted)                                   $98,545      $31,661      $20,833
Ratios (As a percentage of average daily net assets):
  Net expenses(4)                                                              0.84%        0.89%        0.87%(5)
  Net investment income                                                        3.69%        4.46%        5.98%(5)
Portfolio Turnover of the Portfolio                                              64%          76%          52%

+  The operating expenses of the Fund may reflect a reduction of the investment adviser fee/administration fee and an allocation of expenses to the investment adviser and administrator or both.  Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses(4)                                                                                            0.96%(5)
  Net investment income                                                                                  5.89%(5)
Net investment income per share                                                                       $ 0.473

(1) Net investment income per share was computed using the average shares outstanding.
(2) For the period from the start of business, January 30, 2001, to October 31, 2001.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

LOGO





MORE INFORMATION
--------------------------------------------------------------------------------

     ABOUT THE FUND: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:


                         Eaton Vance Distributors, INc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com


     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     ABOUT SHAREHOLDER ACCOUNTS: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------

                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-4015.                                        IFRP


790-3/05                                         (C) 2005 Eaton Vance Management

LOGO






                            EATON VANCE FLOATING-RATE
                                HIGH INCOME FUND

                    A mutual fund seeking high current income


                                Prospectus Dated

                                  March 1, 2005



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Information in this prospectus

                                    Page                                    Page
--------------------------------------------------------------------------------
Fund Summary                         2        Sales Charges                  11
Investment Objective & Principal              Redeeming Shares               13
  Policies and Risks                 5        Shareholder Account Features   14
Management and Organization          7        Tax Information                15
Valuing Shares                       8        Financial Highlights           17
Purchasing Shares                    9
--------------------------------------------------------------------------------



 THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND AND THE SERVICES
            AVAILABLE TO SHAREHOLDERS. PLEASE SAVE IT FOR REFERENCE.

FUND SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES. The Fund's investment objective is to provide a high level of current income. To do so, the Fund invests primarily in senior floating rate loans and secondarily in high yield, high risk corporate bonds (so called "junk bonds").

The Fund invests at least 80% of its total assets in a combination of income producing floating rate loans and other floating rate debt securities and high yield bonds. The Fund shall not invest more than 20% of its total assets in high yield bonds. The Fund may also purchase fixed income debt securities, preferred stocks (many of which have fixed maturities), convertible securities, securities that make "in-kind" interest payments, bonds not paying current income, bonds that do not make regular interest payments and money market instruments. The Fund may invest up to 25% of its total assets in foreign securities and may engage in certain hedging transactions.

The Fund may purchase derivative instruments, such as futures contracts and options thereon, interest rate and credit default swaps and credit linked notes.

Investments are actively managed, and may be bought or sold on a daily basis (although loans are generally held until repaid). The investment adviser's staff monitors the credit quality of Fund holdings, as well as other investments that are available. Preservation of capital is considered when consistent with the Fund's objective.

The Fund currently seeks its objective by investing its assets in two other registered investment companies.

PRINCIPAL RISK FACTORS. The Fund invests primarily in below investment grade debt obligations, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade bonds, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.

Economic and other events (whether real or perceived) can reduce the demand for certain senior floating rate loans or senior floating rate loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt securities are also subject to the risk of increases in prevailing interest rates, although floating rate securities reduce this risk. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for many loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Foreign securities are subject to adverse changes in currency exchange rates and economic and political developments abroad. Bonds that do not make regular payments of interest may experience greater volatility in response to changes in interest rates. Hedging transactions involve a risk of loss due to unanticipated changes in exchange or interest rates, as well as the risk of counterparty default. The Fund's use of derivatives is subject to certain limitations and may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty and unexpected price or interest rate movements.


THE FUND IS NOT APPROPRIATE FOR INVESTORS WHO CANNOT ASSUME THE GREATER RISK OF CAPITAL DEPRECIATION OR LOSS INHERENT IN SEEKING HIGHER YIELDS. The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION. The following bar chart and table provide information about the Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart are for Class C shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains the returns for each Class of shares and a comparison to the performance of a broad-based, unmanaged loan market index. Returns in the table for Class C shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

3.22%   0.29%   8.32%
-----   -----   -----   ----
2001    2002    2003    2004

During the period from December 31, 2000 through December 31, 2004, the highest quarterly total return for Class C was 3.28% for the quarter ended June 30, 2003, and the lowest quarterly return was --0.93% for the quarter ended September 30, 2001.

                                                                               One       Life of
Average Annual Total Return as of December 31, 2004                            Year        Fund
-------------------------------------------------------------------------------------------------------
Advisers Class Return Before Taxes                                              %           %
Class A Return Before Taxes                                                     %           %
Class B Return Before Taxes                                                     %           %
Class C Return Before Taxes                                                     %           %
Class C Return After Taxes on Distributions                                     %           %
Class C Return After Taxes on Distributions and the Sale of Class C Shares      %           %
S&P-Loan Syndication Trading Association (LSTA) Index (reflects no deduction
  (for fees, expenses or taxes)                                                 %           %
CSFB Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)   %           %

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. Advisers Class commenced operations September 7, 2000 and Class B and Class C commenced operations on September 5, 2000. Life of Fund returns are calculated from September 30, 2000. Class A commenced operations on May 7, 2003. The Class A performance shown above for the period prior to May 7, 2003 is the performance of Advisers Class shares, adjusted for the sales charge that applies to Class A shares (but not adjusted for any other differences in the expenses of the two classes). Effective __________, the Fund's primary benchmark index was changed from the CSFB Leveraged Loan Index to the S&P-Loan Syndication Trading Association (LSTA) Index. The S&P-Loan Syndication Trading Association (LSTA) Index is an unmanaged loan market index. The CSFB Leveraged Loan Index is an index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. The S&P-Loan Syndication Trading Association (LSTA) Index more accurately reflects the Fund's investment universe. Investors cannot invest directly in an index. (Source for the S&P-Loan Syndication Trading Association (LSTA) Index returns:
Bloomberg, L.P. Source for the CSFB Leveraged Loan Index returns: Credit Suisse First Boston LLC; Thomson Financial.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class C shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

FUND FEES AND EXPENSES. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees  (fees paid directly from your investment)                      Advisers Class    Class A    Class B    Class C
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)                     None             2.25%     None       None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset
  value at time of purchase or time of redemption)                                  None             None      5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions                     None             None      None       None
Redemption Fee (as a percentage of amount redeemed)*                                1.00%            1.00%     None       None
Exchange Fee                                                                        None             None      None       None

 * For Advisers Class and Class A shares redeemed or exchanged within three months of the settlement of the purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund
and Portfolio assets)                                                            Advisers Class    Class A    Class B    Class C
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                         %              %         %         %
Distribution and Service (12b-1) Fees                                                 n/a            n/a         %         %
Other Expenses**                                                                        %              %         %         %
                                                                                      ----           ----      ----      ----
Total Annual Fund Operating Expenses                                                    %              %         %         %

 ** Other Expenses for Advisers Class and Class A includes a 0.25% service fee paid pursuant to a Service Plan.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Advisers Class shares             $*         $            $           $
Class A shares                    $*         $            $           $
Class B shares**                  $          $            $           $
Class C shares                    $          $            $           $


You would pay the following expenses if you did not redeem your shares:

                                1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Advisers Class shares             $          $            $           $
Class A shares                    $          $            $           $
Class B shares**                  $          $            $           $
Class C shares                    $          $            $           $

 * Due to the redemption fee, the cost of investing in Advisers Class or Class A shares for one year would be $100 higher for shares redeemed or exchanged within three months of the settlement of the purchase.
 ** Reflects the expenses of Class A after eight years because Class B shares generally convert to Class A after eight years.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to provide a high level of current income. The Fund's investment objective and most policies may be changed by the Trustees without shareholder approval. The Trustees have no present intention to make a change and intend to submit any material change in the objective to shareholders for approval. The Fund currently invests its assets in Floating Rate Portfolio and High Income Portfolio, each of which has the same investment objective as the Fund.

The Fund will allocate at least 65% of its total assets to Floating Rate Portfolio, and not more than 20% of its assets to High Income Portfolio, so that no more than 20% of total assets is invested in high yield bonds. During the most recent fiscal year, an average of _____% of the Fund's net assets was invested in High Income Portfolio.

The Fund will normally invest at least 80% of its total assets in a combination of income producing floating rate loans and other floating rate debt securities and high yield bonds. For this purpose, "total assets" will include any borrowings made for investment purposes. This policy will not be revised unless Fund shareholders are notified of the proposed change at least sixty days in advance of the proposed change.

Floating Rate Portfolio normally invests primarily in interests in senior floating rate loans ("Senior Loans"). Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Senior Loans held by Floating Rate Portfolio will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. In the experience of the investment adviser over the last decade, because of prepayments the average life of Senior Loans has been two to four years.

Floating Rate Portfolio may also purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as special purpose trusts investing in bank loans), investment grade fixed income debt obligations and money market instruments, such as commercial paper. Those money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, Floating Rate Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

Many loans in which Floating Rate Portfolio will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the investment adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Most Senior Loans in Floating Rate Portfolio have been assigned ratings below investment grade by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds". A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. Because of the protective features of Senior Loans, the investment adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The investment adviser does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

No active trading market may exist for many loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. During periods of limited supply and liquidity of Senior Loans, the Fund's yield may be lower, or, if the Fund increases its investment in High Income Portfolio, the Fund's yield may be higher. Each Portfolio may invest not more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of illiquidity if eligible buyers become uninterested in purchasing them.

High Income Portfolio normally invests primarily in bonds rated in the lowest investment grade category or below (i.e., bonds rated Baa and below by Moody's Investors Service, Inc. ("Moody's") or BBB and below by Standard & Poor's Ratings Group ("S&P")), and in comparable unrated bonds. Bonds rated BBB and Baa have speculative characteristics, while lower rated bonds are predominantly speculative. High Income Portfolio invests at least 80% of its net assets in fixed-income securities, including preferred stocks, senior floating rate loans and convertible securities.

High Income Portfolio may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. High Income Portfolio accrues income on these investments and is required to distribute its share of income each year. High Income Portfolio may be required to sell securities to obtain cash needed for income distributions.

High Income Portfolio may hold securities that are unrated or in the lowest rating categories (rated C by Moody's or D by S&P). Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities, High Income Portfolio may be required to retain legal counsel and/or a financial adviser. This may increase operating expenses and adversely affect net asset value.

The credit quality of most securities held by High Income Portfolio reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities more volatile and could limit the ability to sell securities at favorable prices. In the absence of a liquid trading market for securities held by it, High Income Portfolio may have difficulties determining the fair market value of such securities.

Although the investment adviser of High Income Portfolio considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Because of the greater number of investment considerations involved in investing in high yield, high risk bonds, the achievement of High Income Portfolio's objective depends more on the investment adviser's judgment and analytical abilities than would be the case if it invested primarily in securities in the higher rating categories.

When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Fund's management expects Floating Rate Portfolio's policy of acquiring interests in floating rate Senior Loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's net asset value. Other economic factors (such as a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can also adversely impact the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings.

Each Portfolio may invest up to 25% of total assets in foreign securities, predominantly in developed countries. The value of foreign securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Each Portfolio may use forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

Each Portfolio may purchase or sell derivative instruments (which derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of obligations held by the Portfolio, or as a substitute for the purchase or sale of securities or currencies. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices, other financial instruments or currencies; options on futures contracts; and exchange-traded and over-the-counter options on securities, indices or currencies. Each Portfolio may enter into interest rate swaps, total return swaps and forward rate contracts and purchase credit linked notes as well as instruments that have a greater or lesser credit risk than the security underlying that instrument. Each Portfolio may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Portfolio's holdings. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Transactions in derivative instruments involve a risk of loss due to unanticipated adverse changes in prices, interest rates, indices, or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the initial investment therein. In addition, each Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised. Each Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous.

Floating Rate Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings) and High Income Portfolio may borrow up to 25% of its net assets, but neither will borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense and, while they are outstanding, magnify increases or decreases in the value of Fund shares. Neither Portfolio will purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, Floating Rate Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which is not consistent with the Fund's investment objective. A Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While temporarily invested, the Fund may not achieve its investment objective.

The Fund invests in two Portfolios in accordance with its investment objective and policies. To determine the exact percentage of the Fund's assets that will be invested from time to time in each Portfolio, the portfolio managers of the Portfolios meet periodically and, taking market and other factors into consideration, agree upon an appropriate allocation. Because the advisory fees paid by the Portfolios differ, there is the potential for a conflict of interest with the investment adviser, in that assets could be allocated to a Portfolio for the reason that it has a higher fee. However, in making allocation determinations, the portfolio managers are expressly forbidden from considering the fee structures of the Portfolios, and must make their determinations only on the basis of the best interests of the Fund and its shareholders. If the portfolio managers of the Portfolios cannot agree upon an allocation, the Chief Investment Officer of the adviser will make the allocation determination. The cost of investment services of making allocation determinations is included in the advisory fee charged by each Portfolio, and there is no additional fee charged to the Fund for such services.

MANAGEMENT AND ORGANIZATION

MANAGEMENT. Each Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of each Portfolio. Under its investment advisory agreement with Floating Rate Portfolio, BMR receives a monthly advisory fee equivalent to 0.575% annually of the average daily net assets of Floating Rate Portfolio up to $1 billion, which fee is reduced on assets of $1 billion and more. Under its investment advisory agreement with High Income Portfolio, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.

                                                     Annual           Daily
Category   Daily Net Assets                        Asset Rate      Income Rate
--------------------------------------------------------------------------------
    1      up to $500 million                        0.300%           3.00%
    2      $500 million but less than $1 billion     0.275%           2.75%
    3      $1 billion but less than $1.5 billion     0.250%           2.50%
    4      $1.5 billion but less than $2 billion     0.225%           2.25%
    5      $2 billion but less than $3 billion       0.200%           2.00%
    6      $3 billion and over                       0.175%           1.75%

For the fiscal year ended October 31, 2004, Floating Rate Portfolio paid BMR advisory fees equivalent to _______% of Floating Rate Portfolio's average daily net assets. For the fiscal year ended October 31, 2004, High Income Portfolio paid BMR advisory fees equivalent to _____% of High Income Portfolio's average daily net assets. The portion of the Fund's assets invested in High Income Portfolio will be subject to such Portfolio's advisory fee, but will not be subject to Floating Rate Portfolio's advisory fee.

Scott H. Page and Payson F. Swaffield, Vice Presidents of Eaton Vance and BMR, are co-portfolio managers of Floating Rate Portfolio (since inception) and of other Eaton Vance floating rate loan portfolios (since August 1, 1996).

Michael Weilheimer and Thomas Huggins co-manage the High Income Portfolio. Mr. Weilheimer has managed the High Income Portfolio since January 1, 1996. He also manages other Eaton Vance portfolios, and is a Vice President of Eaton Vance and BMR. Thomas Huggins has co-managed the High Income Portfolio since January 1, 2000. Mr. Huggins is a Vice President of Eaton Vance and BMR.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. In return, Eaton Vance receives a monthly administrative fee equal to 0.15% annually of the average daily net assets of the Fund. For the fiscal year ended October 31, 2004, Eaton Vance earned administration fees of 0.15% of the Fund's average daily net assets.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

ORGANIZATION. The Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). If the Fund invests in the Portfolios, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider a Portfolio matter and then vote its interest in a Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from either Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their value (plus a sales charge for Class A shares), which is derived from the value of Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees of each Portfolio have adopted procedures for valuing Portfolio investments and have delegated to the investment adviser the daily valuation of such investments. The investment adviser uses an independent pricing service to value most loans and other debt securities at their market value. The pricing service considers various factors relating to loans and debt securities to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before a Portfolio values its assets that would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. The investment adviser expects to use fair value pricing primarily when a security is not priced by the pricing service, or the pricing service price is deemed unreliable. The investment adviser may also fair value price foreign securities under the circumstances described above. Eaton Vance has established a Valuation Committee that oversees the valuation of Portfolio investments.

PURCHASING SHARES

HOW TO PURCHASE SHARES. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

RESTRICTIONS ON EXCESSIVE TRADING AND MARKET TIMING. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain of the securities owned by the Portfolio is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). In addition, because the Portfolio may invest a portion of its assets in foreign securities, it may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. The valuation procedures of the Portfolio authorize the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing, the restrictions on excessive trading and market timing, and the redemption fee applicable to Advisers Class shares and Class A shares intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges

(exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

CHOOSING A SHARE CLASS. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  *  how long you expect to own your shares;
  *  how much you intend to invest;
  * the sales charge and total operating expenses associated with owning each class; and
  * whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

     Advisers Class shares are offered at net asset value to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance and certain persons affiliated with Eaton Vance and certain Eaton Vance service providers. Purchases of Advisers Class shares are subject to a 1% redemption fee if redeemed within three months of settlement of purchase. Advisers Class shares pay service fees equal to 0.25% annually of average daily net assets. Distributions on Advisers Class shares are generally higher than distributions paid by Class B and Class C shares because Advisers Class has lower annual expenses than Class B and Class C.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 2.25%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $100,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Purchases of Class A shares are subject to a 1% redemption fee if redeemed within three months of settlement of purchase. Class A shares pay service fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B and Class C shares because Class A has lower annual expenses than Class B and Class C.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares automatically convert to Class A shares eight years after purchase. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

PAYMENTS TO INVESTMENT DEALERS. In connection with sales of Fund shares, an investment dealer may receive commissions and other amounts that are paid from various sources. For instance, your investment dealer may receive sales charges and Fund distribution and/or service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance Funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance Funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance Funds and are compensated for such services by the Funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

SALES CHARGES

CLASS A FRONT-END SALES CHARGE. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                      Sales Charge*         Sales Charge*         Dealer Commission
                                     as Percentage of    as Percentage of Net    as a Percentage of
Amount of Purchase                    Offering Price        Amount Invested        Offering Price
----------------------------------------------------------------------------------------------------------
Less than $100,000                       2.25%                    2.30%                  2.00%
$100,000 but less than $250,000          1.75%                    1.78%                  1.50%
$250,000 but less than $500,000          1.50%                    1.52%                  1.25%
$500,000 but less than $1,000,000        1.00%                    1.01%                  1.00%
$1,000,000 or more                       0.00**                   0.00**               See Below

 * Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
 ** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totaling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Advisers Class or Class A shares made at net asset value to certain tax-deferred retirement plans.

REDUCING OR ELIMINATING CLASS A CHARGES. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $100,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. You may be required to provide documentation to establish your ownership  of shares  included  under the  right of  accumulation  (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

     Under a statement of intention, purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

CONTINGENT DEFERRED SALES CHARGE. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund but will be subject to a 1.00% redemption fee if they are redeemed or exchanged within the first three months after the settlement of the purchase. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:


Year of Redemption After Purchase       CDSC
-------------------------------------------------
First or Second                          5%
Third                                    4%
Fourth                                   3%
Fifth                                    2%
Sixth                                    1%
Seventh or following                     0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under "Distribution and Service Fees" below.


CDSC WAIVERS. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B and Class C shares, in connection with certain redemptions from tax-deferred retirement plans. Call 1-800-262-1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

CLASS B CONVERSION FEATURE. After eight years, Class B shares automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions convert in proportion to shares not so acquired.

MORE INFORMATION ABOUT SALES CHARGES IS AVAILABLE ON THE EATON VANCE WEBSITE AT WWW.EATONVANCE.COM AND IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE CONSULT THE EATON VANCE WEBSITE FOR ANY UPDATES TO SALES CHARGE INFORMATION BEFORE MAKING A PURCHASE OF FUND SHARES.

DISTRIBUTION AND SERVICE FEES. Class B and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees. All Classes pay service fees to the principal underwriter for personal and/or account services equal to 0.25% of average daily net assets annually. After the sale of Class A, Class B and Class C shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

REDEEMING SHARES

You can redeem shares in any of the following ways:

By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone   You can redeem up to  $100,000  per  account  (which may  include shares of one or more Eaton Vance  funds) by calling the transfer agent at  1-800-262-1122  on Monday through Friday,  9:00 a.m. to
               4:00 p.m. (eastern time).  Proceeds of a telephone redemption can
               be  mailed   only  to  the  account   address.   Shares  held  by
               corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

Through an     Your investment  dealer is responsible for transmitting the order
Investment     promptly. An investment dealer may charge a fee for this service.
Dealer

Advisers Class and Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of the settlement of the purchase. All redemption fees will be paid to the Fund. Redemptions of shares held by 401(k) plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

DISTRIBUTIONS. You may have your Fund distributions paid in one of the following ways:

..FULL          Dividends and capital gains are reinvested in additional  shares.
 REINVEST      This option will be assigned if you do not specify an option.
 OPTION

..PARTIAL       Dividends  are paid in cash and capital  gains are  reinvested in
 REINVEST      additional shares.
 OPTION

..CASH OPTION   Dividends and capital gains are paid in cash.

..EXCHANGE      Dividends  and/or  capital  gains are  reinvested  in  additional
 OPTION shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and
               consider  its  objectives,   risks,   and  charges  and  expenses
               carefully.

INFORMATION ABOUT THE FUND. From time to time, you may be mailed the following:

  *  Annual  and  Semiannual   Reports,   containing   portfolio   holdings  and
     performance information and financial statements.

  * Periodic account statements, showing recent activity and total share balance.
  *  Form 1099 and tax information needed to prepare your income tax returns.
  *  Proxy materials, in the event a shareholder vote is required.

  *  Special notices about significant events affecting your Fund.

The Fund will file a list of its portfolio holdings as of each fiscal quarter end with the Securites and Exchange Commission on Form N-Q. The Fund's Form N-Q may be viewed on the SEC's website (www.sec.gov). Fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). The Fund will also post a list of its portfolio holdings as of each calendar quarter end on the Eaton Vance website. The lists of portfolio holdings are filed or posted 60 days after the end of the quarter to which they relate. The Fund also posts quarterly statistical information about its holdings on the Eaton Vance website.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

WITHDRAWAL PLAN. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases. Because redemptions of Advisers Class shares and Class A shares within three months of settlement of purchases are subject to a 1% redemption fee (including shares held in individual retirement accounts), shareholders should not make withdrawals pursuant to a withdrawal plan during that period.

TAX-DEFERRED RETIREMENT PLANS. Advisers Class shares, Class A shares and Class C shares are available for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.

EXCHANGE PRIVILEGE. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value (subject to any applicable redemption fee). If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time.

You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

REINVESTMENT PRIVILEGE. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

TELEPHONE AND ELECTRONIC TRANSACTIONS. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

PROCEDURES FOR OPENING NEW ACCOUNTS. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

ACCOUNT QUESTIONS. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund declares dividends daily and ordinarily pays distributions monthly. Any net realized capital gains will be distributed annually. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent. The Fund expects that its distributions will consist primarily of taxable ordinary income.

Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains will be taxable as long-term capital gains. A portion of the Fund's distributions may be eligible for the dividends-received deduction for corporations. The Fund's distributions are taxable as described above whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's return on such securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Portfolio. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS


The financial highlights are intended to help you understand the Fund's financial performance for the past past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by _______________, an independent registered public accounting firm. The report of
__________________ and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request. The Fund began offering Class A shares on May 1, 2003. Prior to that date, the Fund offered only Advisers Class shares, Class B shares and Class C shares.

                                                                               YEAR ENDED OCTOBER 31,
                                            ----------------------------------------------------------------------------------------
                                                                2004                                    2003(1)(3)
                                            ----------------------------------------------------------------------------------------
                                               ADVISERS                               ADVISERS
                                                CLASS    CLASS A  CLASS B  CLASS C     CLASS      CLASS A      CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------------------------

Net asset value - Beginning of year                                                   $ 9.140     $10.000     $  9.140    $  9.140
                                                                                      -------     -------     --------    --------
Income (loss) from operations
Net investment income                                                                 $ 0.407     $ 0.179     $  0.348    $  0.346
Net realized and unrealized gain (loss)                                                 0.486       0.241        0.465       0.467
                                                                                      -------     -------     --------    --------
Total income (loss) from operations                                                   $ 0.893     $ 0.420     $  0.813    $  0.813
                                                                                      -------     -------     --------    --------
Less distributions
From net investment income                                                            $(0.423)    $(0.200)    $ (0.353)   $ (0.353)
                                                                                      -------     -------     --------    --------
Total distributions                                                                   $(0.423)    $(0.200)    $ (0.353)   $ (0.353)
                                                                                      -------     -------     --------    --------
Net asset value - End of year                                                         $ 9.610     $10.220     $  9.600    $  9.600
                                                                                      -------     -------     --------    --------
Total return(4)                                                                          9.98%       4.23%        9.05%       9.06%

Ratios/Supplemental Data+:
Net assets, end of year (000's omitted)                                               $68,258     $39,128     $161,457    $303,297
Ratios (As a percentage of average daily
  net assets):
    Net expenses(5)                                                                      1.12%       1.12%(6)     1.87%       1.87%
    Net investment income                                                                4.32%       3.68%        3.71%       3.69%
Portfolio Turnover of the Floating Rate Portfolio                                          64%         64%          64%         64%
Portfolio Turnover of the High Income Portfolio                                           122%        122%         122%        122%

                                                   (See footnotes on last page.)


                                                                                       YEAR ENDED OCTOBER 31,
                                                             --------------------------------------------------------------------
                                                                          2002(1)(2)                         2001
                                                             --------------------------------------------------------------------
                                                                 ADVISERS                        ADVISERS
                                                                  CLASS    CLASS B    CLASS C     CLASS     CLASS B   CLASS C
---------------------------------------------------------------------------------------------------------------------------------

Net asset value - Beginning of year                              $ 9.550  $  9.550   $  9.540    $ 9.930   $  9.930   $  9.930
                                                                 -------  --------   --------    -------   --------   --------
Income (loss) from operations
Net investment income                                            $ 0.472  $  0.400   $  0.401    $ 0.725   $  0.664   $  0.665
Net realized and unrealized gain (loss)                           (0.408)   (0.407)    (0.398)    (0.383)    (0.382)    (0.393)
                                                                 -------  --------   --------    -------   --------   --------
Total income (loss) from operations                              $ 0.064  $  0.007   $  0.003    $ 0.342   $  0.282   $  0.272
                                                                 -------  --------   --------    -------   --------   --------
Less distributions
From net investment income                                       $(0.474) $ (0.403)  $ (0.403)   $(0.722)  $ (0.662)  $ (0.662)
                                                                 -------  --------   --------    -------   --------   --------
Total distributions                                              $(0.474) $ (0.403)  $ (0.403)   $(0.722)  $ (0.662)  $ (0.662)
                                                                 -------  --------   --------    -------   --------   --------
Net asset value - End of year                                    $ 9.140  $  9.140   $  9.140    $ 9.550   $  9.550   $  9.540
                                                                 -------  --------   --------    -------   --------   --------
Total return(4)                                                     0.62%    (0.13)%     (0.03)%    3.49%      2.86%      2.75%
Ratios/Supplemental Data+:
Net assets, end of year (000's omitted)                          $30,960  $165,834    $279,061   $33,773   $202,557   $376,884
Ratios (As a percentage of average daily net assets):
  Net expenses(5)                                                   1.15%     1.90%       1.91%     1.03%      1.71%      1.66%
  Net investment income                                             4.98%     4.22%       4.23%     6.94%      6.18%      6.35%
Portfolio Turnover of the Floating Rate Portfolio                     76%       76%         76%       52%        52%        52%
Portfolio Turnover of the High Income Portfolio                       88%       88%         88%       83%        83%        83%

+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/administration fee, a reduction in the distribution and service fees, and an allocation of expenses to the investment adviser and/administrator, or both.  Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses(5)                                                                                       1.16%      1.92%      1.89%
  Net investment income                                                                             6.81%      5.97%      6.12%
Net investment income per share                                                                  $ 0.711    $ 0.641   $  0.641

                                                                  YEAR ENDED OCTOBER 31,
                                                         --------------------------------------
                                                                       2000(1)(3)
                                                         --------------------------------------
                                                           ADVISERS
                                                            CLASS      CLASS B     CLASS C
-----------------------------------------------------------------------------------------------
Net asset value - Beginning of year                        $10.000     $10.000     $10.000
                                                           -------     -------     -------
Income (loss) from operations
Net investment income                                      $ 0.115     $ 0.125     $ 0.126
Net realized and unrealized gain (loss)                     (0.070)     (0.070)     (0.069)
                                                           -------     -------     -------
Total income (loss) from operations                        $ 0.045     $ 0.055     $ 0.057
                                                           -------     -------     -------
Less distributions
From net investment income                                 $(0.125)    $(0.125)    $(0.127)
                                                           -------     -------     -------
Total distributions                                        $(0.125)    $(0.125)    $(0.127)
                                                           -------     -------     -------
Net asset value - End of year                              $ 9.930     $ 9.930     $ 9.930
                                                           -------     -------     -------
Total return(4)                                               0.55%      0.55%        0.57%

Ratios/Supplemental Data+:
Net assets, end of year (000's omitted)                    $ 7,074     $20,008     $84,092
Ratios (As a percentage of average daily net assets):
  Net expenses(5)                                             0.08%(6)    0.12%(6)    0.10%(6)
  Net investment income                                       7.31%(6)    7.29%(6)    8.16%(6)
Portfolio Turnover of the Floating Rate Portfolio                3%          3%          3%
Portfolio Turnover of the High Income Portfolio                 41%         41%         41%

+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/administration fee, a reduction in the distribution and service fees, and an allocation of expenses to the investment adviser and/administrator, or both.  Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses(5)                                                 1.68%(6)    2.41%(6)    2.41%(6)
  Net investment income                                       5.71%(6)    4.99%(6)    5.85%(6)
Net investment income per share                            $ 0.090     $ 0.086     $ 0.090

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(2) The Fund, through its investment in High Income Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 for each Class follows. Advisers Class: decrease net investment income per share by $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 5.01% to 4.98%; Class B: decrease net investment income per share by $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 4.25% to 4.22%. Class C: decrease net investment income per share by $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 4.26% to 4.23%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) For Advisers Class, for the period from the start of business, September 7, 2000, to October 31, 2000, for Class A, for the period from the start of business, May 7, 2003, to October 31, 2003, and for Class B and Class C, for the period from the start of business, September 5, 2000, to October 31, 2000.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolios' allocated expenses.
(6)  Annualized.

LOGO





MORE INFORMATION
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolios' investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:


                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com


     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------


                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122


The Fund's SEC File No. is 811-4015.                                       FRHIP


647-3/05                                         (C) 2005 Eaton Vance Management

LOGO






                            EATON VANCE FLOATING-RATE
                                HIGH INCOME FUND

                              INSTITUTIONAL SHARES


                    A mutual fund seeking high current income

                                Prospectus Dated

                                  March 1, 2005


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Information in this prospectus

                                   Page                                    Page
-------------------------------------------------------------------------------
Fund Summary                         2      Redeeming Shares                10
Investment Objective & Principal            Shareholder Account Features    10
  Policies and Risks                 4      Tax Information                 11
Management and Organization          7      Financial Highlights            12
Valuing Shares                       8
Purchasing Shares                    8
-------------------------------------------------------------------------------





 THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND AND THE SERVICES
           AVAILABLE TO SHAREHOLDERS.  PLEASE SAVE IT FOR REFERENCE.

FUND SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES. The Fund's investment objective is to provide a high level of current income. To do so, the Fund invests primarily in senior floating rate loans and secondarily in high yield, high risk corporate bonds (so called "junk bonds").

The Fund invests at least 80% of its total assets in a combination of income producing floating rate loans and other floating rate debt securities and high yield bonds. The Fund shall not invest more than 20% of its total assets in high yield bonds. The Fund may also purchase fixed income debt securities, preferred stocks (many of which have fixed maturities), convertible securities, securities that make "in-kind" interest payments, bonds not paying current income, bonds that do not make regular interest payments and money market instruments. The Fund may invest up to 25% of its total assets in foreign securities and may engage in certain hedging transactions.

The Fund may purchase derivative instruments, such as futures contracts and options thereon, interest rate and credit default swaps and credit linked notes.

Investments are actively managed, and may be bought or sold on a daily basis (although loans are generally held until repaid). The investment adviser's staff monitors the credit quality of Fund holdings, as well as other investments that are available. Preservation of capital is considered when consistent with the Fund's objective.

The Fund currently seeks its objective by investing its assets in two other registered investment companies.

PRINCIPAL RISK FACTORS. The Fund invests primarily in below investment grade debt obligations, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade bonds, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.

Economic and other events (whether real or perceived) can reduce the demand for certain senior floating rate loans or senior floating rate loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt securities are also subject to the risk of increases in prevailing interest rates, although floating rate securities reduce this risk. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for many loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Foreign securities are subject to adverse changes in currency exchange rates and economic and political developments abroad. Bonds that do not make regular payments of interest may experience greater volatility in response to changes in interest rates. Hedging transactions involve a risk of loss due to unanticipated changes in exchange or interest rates, as well as the risk of counterparty default. The Fund's use of derivatives is subject to certain limitations and may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty and unexpected price or interest rate movements.


THE FUND IS NOT APPROPRIATE FOR INVESTORS WHO CANNOT ASSUME THE GREATER RISK OF CAPITAL DEPRECIATION OR LOSS INHERENT IN SEEKING HIGHER YIELDS. The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION. The following bar chart and table provide information about the performance of the Fund's Class I shares for each calendar year through December 31, 2004. The returns in the table are shown before and after the reduction of taxes and include a comparison to the performance of a broad-based, unmanaged loan market index. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

4.23%   1.30%   9.41%
-----   -----   -----   ----
2001    2002    2003    2004

During the period from December 31, 2000 through December 31, 2004, the highest quarterly total return for Class I was 3.54% for the quarter ended June 30, 2003, and the lowest quarterly return was --0.67% for the quarter ended September 30, 2001.

                                                                                       One       Life of
Average Annual Total Return as of December 31, 2004                                    Year        Fund
-----------------------------------------------------------------------------------------------------------
Class I Return Before Taxes                                                             %           %
Class I Return After Taxes on Distributions                                             %           %
Class I Return After Taxes on Distributions and the Sale of Class I Shares              %           %
S&P-Loan Syndication Trading Association (LSTA) Index (reflects no deduction
  for fees, expenses or taxes)                                                          %           %
CSFB Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)           %           %

Class I shares commenced operations on September 15, 2000. Life of Fund returns are calculated from September 30, 2000. Effective __________, the Fund's primary benchmark index was changed from the CSFB Leveraged Loan Index to the S&P-Loan Syndication Trading Association (LSTA) Index. The S&P-Loan Syndication Trading Association (LSTA) Index is an unmanaged loan market index. The CSFB Leveraged Loan Index is an index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. The S&P-Loan Syndication Trading Association (LSTA) Index more accurately reflects the Fund's investment universe. Investors cannot invest directly in an index. (Soure for the S&P-Loan Syndication Trading Assocation
(LSTA) Index returns: Bloomberg, L.P. Source for the CSFB Leveraged Loan Index returns: Credit Suisse First Boston LLC; Thomson Financial.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

FUND FEES AND EXPENSES. These tables describe the fees and expenses that you may pay if you buy and hold shares.


Shareholder Fees
(fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load) (as a percentage of the
  lower of net asset value at time of purchase or time of redemption)      None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions            None
Redemption Fee (as a percentage of amount redeemed)*                       1.00%
Exchange Fee                                                               None

Annual Fund Operating Expenses
(expenses that are deducted from Fund and Portfolio assets)
-------------------------------------------------------------------------------
Management Fees                                                            %
Other Expenses                                                             %
Total Annual Fund Operating Expenses                                       %


* Effective for shares redeemed or exchanged within three months of the settlement of the purchase.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Institutional Shares                 $*          $           $            $


* Due to the redemption fee, the cost of investing for one year would be $100 higher for shares redeemed or exchanged within three months of the settlement of the purchase.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to provide a high level of current income. The Fund's investment objective and most policies may be changed by the Trustees without shareholder approval. The Trustees have no present intention to make a change and intend to submit any material change in the objective to shareholders for approval. The Fund currently invests its assets in Floating Rate Portfolio and High Income Portfolio, each of which has the same investment objective as the Fund.

The Fund will allocate at least 65% of its total assets to Floating Rate Portfolio, and not more than 20% of its assets to High Income Portfolio, so that no more than 20% of total assets is invested in high yield bonds. During the most recent fiscal year, an average of ____% of the Fund's net assets was invested in High Income Portfolio.

The Fund will normally invest at least 80% of its total assets in a combination of income producing floating rate loans and other floating rate debt securities and high yield bonds. For this purpose, "total assets" will include any borrowings made for investment purposes. This policy will not be revised unless Fund shareholders are notified of the proposed change at least sixty days in advance of the proposed change.

Floating Rate Portfolio normally invests primarily in interests in senior floating rate loans ("Senior Loans"). Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Senior Loans held by Floating Rate Portfolio will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. In the experience of the investment adviser over the last decade, because of prepayments the average life of Senior Loans has been two to four years.

Floating Rate Portfolio may also purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as special purpose trusts investing in bank loans), investment grade fixed income debt obligations and money market instruments, such as commercial paper. Those money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, Floating Rate Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

Many loans in which Floating Rate Portfolio will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the investment adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Most Senior Loans in Floating Rate Portfolio have been assigned ratings below investment grade by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds". A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. Because of the protective features of Senior Loans, the investment adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The investment adviser does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

No active trading market may exist for many loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. During periods of limited supply and liquidity of Senior Loans, the Fund's yield may be lower, or, if the Fund increases its investment in High Income Portfolio, the Fund's yield may be higher. Each Portfolio may invest not more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of illiquidity if eligible buyers become uninterested in purchasing them.

High Income Portfolio normally invests primarily in bonds rated in the lowest investment grade category or below (i.e., bonds rated Baa and below by Moody's Investors Service, Inc. ("Moody's") or BBB and below by Standard & Poor's Ratings Group ("S&P")), and in comparable unrated bonds. Bonds rated BBB and Baa have speculative characteristics, while lower rated bonds are predominantly speculative. High Income Portfolio invests at least 80% of its net assets in fixed-income securities, including preferred stocks, senior floating rate loans and convertible securities.

High Income Portfolio may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. High Income Portfolio accrues income on these investments and is required to distribute its share of income each year. High Income Portfolio may be required to sell securities to obtain cash needed for income distributions.

High Income Portfolio may hold securities that are unrated or in the lowest rating categories (rated C by Moody's or D by S&P). Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities, High Income Portfolio may be required to retain legal counsel and/or a financial adviser. This may increase operating expenses and adversely affect net asset value.

The credit quality of most securities held by High Income Portfolio reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities more volatile and could limit the ability to sell securities at favorable prices. In the absence of a liquid trading market for securities held by it, High Income Portfolio may have difficulties determining the fair market value of such securities.

Although the investment adviser of High Income Portfolio considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Because of the greater number of investment considerations involved in investing in high yield, high risk bonds, the achievement of High Income Portfolio's objective depends more on the investment adviser's judgment and analytical abilities than would be the case if it invested primarily in securities in the higher rating categories.

When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Fund's management expects Floating Rate Portfolio's policy of acquiring interests in floating rate Senior Loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's net asset value. Other economic factors (such as a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can also adversely impact the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings.

Each Portfolio may invest up to 25% of total assets in foreign securities, predominantly in developed countries. The value of foreign securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. EACH Portfolio may use forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

Each Portfolio may purchase or sell derivative instruments (which derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of obligations held by the Portfolio, or as a substitute for the purchase or sale of securities or currencies. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices, other financial instruments or currencies; options on futures contracts; and exchange-traded and over-the-counter options on securities, indices or currencies. Each Portfolio may enter into interest rate swaps, total return swaps and forward rate contracts and purchase credit linked notes as well as instruments that have a greater or lesser credit risk than the security underlying that instrument. Each Portfolio may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Portfolio's holdings. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Transactions in derivative instruments involve a risk of loss due to unanticipated adverse changes in prices, interest rates, indices, or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the initial investment therein. In addition, each Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised. Each Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous.

Floating Rate Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings) and High Income Portfolio may borrow up to 25% of its net assets, but neither will borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense and, while they are outstanding, magnify increases or decreases in the value of Fund shares. Neither Portfolio will purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, Floating Rate Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which is not consistent with the Fund's investment objective. A Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While temporarily invested, the Fund may not achieve its investment objective.

The Fund invests in two Portfolios in accordance with its investment objective and policies. To determine the exact percentage of the Fund's assets that will be invested from time to time in each Portfolio, the portfolio managers of the Portfolios meet periodically and, taking market and other factors into consideration, agree upon an appropriate allocation. Because the advisory fees paid by the Portfolios differ, there is the potential for a conflict of interest with the investment adviser, in that assets could be allocated to a Portfolio for the reason that it has a higher fee. However, in making allocation determinations, the portfolio managers are expressly forbidden from considering the fee structures of the Portfolios, and must make their determinations only on the basis of the best interests of the Fund and its shareholders. If the portfolio managers of the Portfolios cannot agree upon an allocation, the Chief Investment Officer of the adviser will make the allocation determination. The cost of investment services of making allocation determinations is included in the advisory fee charged by each Portfolio, and there is no additional fee charged to the Fund for such services.

MANAGEMENT AND ORGANIZATION

MANAGEMENT. Each Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, MasschusettsS 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $90 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of each Portfolio. Under its investment advisory agreement with Floating Rate Portfolio, BMR receives a monthly advisory fee equivalent to 0.575% annually of the average daily net assets of Floating Rate Portfolio up to $1 billion, which fee is reduced on assets of $1 billion and more. Under its investment advisory agreement with High Income Portfolio, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.

                                                        Annual        Daily
Category   Daily Net Assets                           Asset Rate   Income Rate
--------------------------------------------------------------------------------
   1       up to $500 million                           0.300%        3.00%
   2       $500 million but less than $1.5 billion      0.275%        2.75%
   3       $1 billion but less than $1.5 billion        0.250%        2.50%
   4       $1.5 billion but less than $2 billion        0.225%        2.25%
   5       $2 billion but less than $3 billion          0.200%        2.00%
   6       $3 billion and over                          0.175%        1.75%

For the fiscal year ended October 31, 2004, Floating Rate Portfolio paid BMR advisory fees equivalent to ____% of Floating Rate Portfolio's average daily net assets. For the fiscal year ended October 31, 2004, High Income Portfolio paid BMR advisory fees equivalent to % of High Income Portfolio's average daily net assets. The portion of the Fund's assets invested in High Income Portfolio will be subject to such Portfolio's advisory fee, but will not be subject to Floating Rate Portfolio's advisory fee.

Scott H. Page and Payson F. Swaffield, Vice Presidents of Eaton Vance and BMR, are co-portfolio managers of Floating Rate Portfolio (since inception) and of other Eaton Vance floating rate loan portfolios (since August 1, 1996).

Michael Weilheimer and Thomas Huggins co-manage the High Income Portfolio. Mr. Weilheimer has managed the High Income Portfolio since January 1, 1996. He also manages other Eaton Vance portfolios, and is a Vice President of Eaton Vance and BMR. Thomas Huggins has co-managed the High Income Portfolio since January 1, 2000. Mr. Huggins is a Vice President of Eaton Vance and BMR.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. In return, Eaton Vance receives a monthly administrative fee equal to 0.15% annually of the average daily net assets of the Fund. For the fiscal year ended October 31, 2004, Eaton Vance earned administration fees of 0.15% of the Fund's average daily net assets.

Eaton Vance also serves as the sub-transfer agent for THE Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

ORGANIZATION. The Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a PRO RATA interest in the Fund but is subject to different expenses and RIGHTS. The Fund shares offered by, and referred to in, this prospectus are Institutional Shares. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). If the Fund invests in the Portfolios, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider A Portfolio matter and then vote its interest in A Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from either Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their value (plus a sales charge for Class A shares), which is derived from the value of Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. THE Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees of each Portfolio have adopted procedures for valuing Portfolio investments and have delegated to the investment adviser the daily valuation of such investments. The investment adviser uses an independent pricing service to value most loans and other debt securities at their market value. The pricing service considers various factors relating to loans and debt securities to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before a Portfolio values its assets that would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. The investment adviser expects to use fair value pricing primarily when a security is not priced by the pricing service, or the pricing service price is deemed unreliable. The investment adviser may also fair value price foreign securities under the circumstances described above. Eaton Vance has established a Valuation Committee that oversees the valuation of Portfolio investments.

PURCHASING SHARES

Institutional Shares are offered to clients of financial intermediaries who charge an advisory, management, consulting or similar fee for their services; accounts affiliated with those financial intermediaries; investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Institutional Shares also are offered to pension plans, endowments and corporations. Your initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time. The investment minimum is waived for persons affiliated with Eaton Vance and its service providers.

The Fund provides shareholders ease of investment by allowing same day wire purchases. You may purchase Institutional Shares through your investment dealer or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. To make an initial investment by wire, you must first telephone the Fund Order Department at 1-800-225-6265 (extension 7604) to advise of your action and to be assigned an account number. Failure to call will delay the order. An account application form must be promptly forwarded to the transfer agent. You may request a current account application by calling 1-800-262-1122. Additional investments may be made at any time through the same wire procedure. The Fund Order Department must be advised by telephone of each transmission. Wire funds to:

  Mellon Trust of New England N.A.

  ABA #011001234

  Account #080411
  Further Credit Eaton Vance Floating-Rate High Income Fund - Institutional
     Shares - Fund #904
  A/C # [Insert your account number]

Purchase orders will be executed at the net asset value next determined after their receipt by the Fund. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you.

From time to time the Fund may suspend the continuous offering of its shares. During any such suspension, shareholders who reinvest their distributions in additional shares will be permitted to continue such reinvestments, and the Fund may permit tax-sheltered retirement plans which own shares to purchase additional shares of the Fund. The Fund may also refuse any order for the purchase of shares.

RESTRICTIONS ON EXCESSIVE TRADING AND MARKET TIMING. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain of the securities owned by the Portfolio is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). In addition, because the Portfolio may invest a portion of its assets in foreign securities, it may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. The valuation procedures of the Portfolio authorize the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing Shares"). The use of fair value pricing, the restrictions on excessive trading and market timing, and the redemption fee applicable to Institutional Class shares are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

PAYMENTS TO INVESTMENT DEALERS. In connection with sales of Fund shares, an investment dealer may receive payments from various sources. For instance, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance Funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance Funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance Funds and are compensated for such services by the Funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

REDEEMING SHARES

You can redeem shares in one of two ways:

By Wire If you have given complete written authorization in advance you may request that redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The redemption request may be made by calling the transfer agent at 1-800-262-1122 or by sending a signature guaranteed letter of instruction to the transfer agent (see back cover for address). You may be required to pay the costs of redeeming by wire; however, no costs are currently charged. The Fund may suspend or terminate this expedited payment procedure upon at least 30 days notice.

Through an     Your investment  dealer is responsible for transmitting the order
Investment     promptly. An investment dealer may charge a fee for this service.
Dealer

Redemptions or exchanges made within three months of the settlement of a purchase are subject to a redemption fee equal to 1% of the amount redeemed. All redemption fees will be paid to the Fund. Redemptions of shares held by 401(k) plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as a result of reinvesting distributions, are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any federal income tax required to be withheld and any applicable redemption fee. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

SHAREHOLDER ACCOUNT FEATURES

DISTRIBUTIONS. You may have your Fund distributions paid in one of the following ways:

..FULL REINVEST      Dividends  and capital  gains are  reinvested  in additional
 OPTION             shares.  THIS  OPTION WILL BE ASSIGNED IF YOU DO NOT SPECIFY
                    AN OPTION.

..PARTIAL REINVEST   Dividends are paid in cash and capital gains are  reinvested
 OPTION             in additional shares.

..CASH OPTION        Dividends and capital gains are paid in cash.

INFORMATION FROM THE FUND.  From time to time, you may be mailed the following:

  *  Annual  and  Semiannual   Reports,   containing   portfolio   holdings  and
     performance information, and financial statements.

  * Periodic account statements, showing recent activity and total share balance.
  *  Form 1099 and tax information needed to prepare your income tax returns.
  *  Proxy materials, in the event a shareholder vote is required.
  *  Special notices about significant events affecting your Fund.

The Fund will file a list of its portfolio holdings as of each fiscal quarter end with the Securites and Exchange Commission on Form N-Q. The Fund's Form N-Q may be viewed on the SEC's website (www.sec.gov). Fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). The Fund will also post a list of its portfolio holdings as of each calendar quarter end on the Eaton Vance website. The lists of portfolio holdings are filed or posted 60 days after the end of the quarter to which they relate. The Fund also posts quarterly statistical information about its holdings on the Eaton Vance website.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

EXCHANGE PRIVILEGE. You may exchange your Institutional Shares for other Eaton Vance fund Institutional Shares. Exchanges are made at net asset value (subject to any applicable redemption fee). Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within twelve months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

TELEPHONE AND ELECTRONIC TRANSACTIONS. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

PROCEDURES FOR OPENING NEW ACCOUNTS. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

ACCOUNT QUESTIONS. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

MORE INFORMATION IS AVAILABLE ON THE EATON VANCE WEBSITE AT WWW.EATONVANCE.COM AND IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE CONSULT THE EATON VANCE WEBSITE BEFORE MAKING A PURCHASE OF FUND SHARES.

TAX-DEFERRED RETIREMENT PLANS. Institutional Shares are available for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.

TAX INFORMATION

The Fund declares dividends daily and ordinarily pays distributions monthly. Any net realized capital gains will be distributed annually. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent. The Fund expects that its distributions will consist primarily of taxable ordinary income.

Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains will be taxable as long-term capital gains. A portion of the Fund's distributions may be eligible for the dividends-received deduction for corporations. The Fund's distributions are taxable as described above whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's return on such securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Portfolio. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the financial performance of the Fund's Institutional Shares for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by ____________, an independent registered public accounting firm. The report of ____________ and THE Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                                  YEAR ENDED OCTOBER 31,
                                                     -------------------------------------------------------------------------------
                                                              2004          2003(1)        2002(1)(2)       2001         2000(1)(3)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value - Beginning of year                                         $ 9.150         $ 9.550        $ 9.940       $10.000
                                                                            -------         -------        -------       -------
Income (loss) from operations
Net investment income                                                       $ 0.432         $ 0.500        $ 0.750       $ 0.097
Net realized and unrealized gain (loss)                                       0.476          (0.402)        (0.398)       (0.061)
                                                                            -------         -------        -------       -------
Total income from operations                                                $ 0.908         $ 0.098        $ 0.352       $ 0.036
                                                                            -------         -------        -------       -------
Less distributions
From net investment income                                                  $(0.448)        $(0.498)       $(0.742)      $(0.096)
                                                                            -------         -------        -------       -------
Total distributions                                                         $(0.448)        $(0.498)       $(0.742)      $(0.096)
                                                                            -------         -------        -------       -------
Net asset value - End of year                                               $ 9.610         $ 9.150        $ 9.550       $ 9.940
                                                                            -------         -------        -------       -------
Total return(4)                                                               10.14%           0.98%          3.58%         0.36%

Ratios/Supplemental Data+:                                                                  $ 1,681        $ 7,440       $45,852
Net assets, end of year (000's omitted)                                     $ 3,355
Ratios (As a percentage of average daily net assets):
  Net expenses(5)                                                              0.87%           0.94%          0.58%         0.08%(6)
  Net investment income                                                        4.59%           5.24%          7.95%         8.87%(6)
Portfolio Turnover of the Floating Rate Portfolio                                64%             76%            52%            3%
Portfolio Turnover of the High Income Portfolio                                 122%             88%            83%           41%

+ The operating  expenses of the Fund may reflect a reduction of the  investment adviser fee and an allocation of expenses to the investment adviser/and administrator or both.  Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average
  Expenses(5)                                                                                                 0.71%         1.45%(6)
  Net investment income                                                                                       7.82%         7.50%(6)
Net investment income per share                                                                            $ 0.738       $ 0.082

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(2) The Fund, through its investment in High Income Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 5.27% to 5.24%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) For the period from the start of business, September 15, 2000, to October 31, 2000.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolios' allocated expenses.
(6)  Annualized.

LOGO





MORE INFORMATION
--------------------------------------------------------------------------------

     ABOUT THE FUND: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolios' investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:


                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                          website: www.eastonvance.com


     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     ABOUT SHAREHOLDER ACCOUNTS: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------

                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-4015.                                      IFRHIP


648-3/05                                         (C) 2005 Eaton Vance Management

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                          March 1, 2005







                         EATON VANCE FLOATING-RATE FUND

                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                                 1-800-262-1122


THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") PROVIDES GENERAL INFORMATION ABOUT THE FUND AND THE PORTFOLIO. THE FUND IS A SERIES OF EATON VANCE MUTUAL FUNDS TRUST. CAPITALIZED TERMS USED IN THIS SAI AND NOT OTHERWISE DEFINED HAVE THE MEANINGS GIVEN TO THEM IN THE PROSPECTUS. THIS SAI CONTAINS ADDITIONAL INFORMATION ABOUT:


                                 Page                                       Page
Strategies and Risks               2      Purchasing and Redeeming Shares    20
Investment Restrictions            9      Sales Charges                      21
Management and Organization       10      Performance                        24
Investment Advisory and                   Taxes                              25
  Administrative Services         17      Portfolio Securities Trasactions   27
Other Service Providers           19      Financial Statements               30
Calculation of Net Asset Value    19

       Appendix A:  Advisers Class Fees, Performance and Ownership    31
       Appendix B:  Class A Fees, Performance and Ownership           33
       Appendix C:  Class B Fees, Performance and Ownership           35
       Appendix D:  Class C Fees, Performance and Ownership           37
       Appendix E:  Class I Fees, Performance and Ownership           39
       Appendix F:  Ratings                                           40


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S RELEVANT PROSPECTUS DATED MARCH 1, 2005, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-800-225-6265.









(C) 2005 EATON VANCE MANAGEMENT

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

STRUCTURE OF SENIOR LOANS. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Portfolio typically purchases "Assignments" from the Agent or other Loan Investors. The purchase of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Portfolio also may invest in "Participations". Participations by the Portfolio in a Loan Investor's portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Portfolio may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital
raising   activities   generally  and  fluctuations  in  the  financial  markets
generally.

The Portfolio will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Portfolio and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized rating agency (each a "Rating Agency")) or determined by the investment adviser to be of comparable quality. Securities rated Baa by Moody's have speculative characteristics. Similarly, the Portfolio will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the investment adviser to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

LOAN COLLATERAL. In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and/or (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a Borrower's obligations under a Senior Loan.

CERTAIN FEES PAID TO THE PORTFOLIO. In the process of buying, selling and holding Senior Loans, the Portfolio may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Portfolio buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Portfolio may include amendment fees.

BORROWER COVENANTS. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

ADMINISTRATION OF LOANS. In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Portfolio will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolio its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Portfolio has direct recourse against the Borrower, the Portfolio will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Portfolio will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolio and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Portfolio were determined to be subject to the claims of the Agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

PREPAYMENTS. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolio derives interest income will be reduced. However, the Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Portfolio should be able to reinvest prepayments in other Senior Loans that have similar yields (subject to market conditions) and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

OTHER INFORMATION REGARDING SENIOR LOANS. From time to time the investment adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Portfolio or may be intermediate participants with respect to Senior Loans in which the Portfolio owns interests. Such banks may also act as Agents for Senior Loans held by the Portfolio.

The Portfolio may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

The Portfolio may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Portfolio may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

The Portfolio will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Portfolio may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Portfolio's security interest in the loan collateral or subordinate the Portfolio's rights under the Senior Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Portfolio. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Portfolio's security interest in loan collateral. If the Portfolio's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Portfolio would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Portfolio could also have to refund interest (see the Prospectus for additional information).

The Portfolio may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio's purchase of a Senior Loan. The Portfolio may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the investment adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Portfolio's investment policies.

REGULATORY CHANGES. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. Repurchase agreements which mature in more than seven days will be treated as illiquid. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

FIXED-INCOME SECURITIES. Fixed-income securities include preferred, preference and convertible securities, equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer.

Fixed-rate bonds may have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since they may be retained if interest rates decline. Acquiring these kinds of bonds provides the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, it will not be assigned any separate value. Floating or variable rate obligations may be acquired as short-term investments pending longer term investment of funds.

Certain securities may permit the issuer at its option to "call," or redeem, the securities. If an issuer were to redeem securities during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security's market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition. Credit quality in the high yield, high risk bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. In addition to lower rated securities, the Portfolio also may invest in higher rated securities. For a description of corporate bond ratings, see Appendix F.

DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance income (in the case of written options), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, to change the duration of the overall portfolio, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities (such as U.S. Government securities), indices, other financial instruments (such as certificates of deposit, Eurodollar time deposits and economic indices); options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; interest rate swaps; and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments it holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio's assets.

Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Portfolio has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to the Portfolio. The Portfolio will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security.

CREDIT DEFAULT SWAPS. From time to time, the Portfolio may use credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds and may also purchase credit linked notes. In a credit default swap, the buyer of credit protection agrees to pay the seller a periodic premium payment in return for the seller paying the amount under par at which a bond is trading if an event occurs that impacts the payment ability of the issuer of the underlying bonds. If such a transaction is to be physically settled, the buyer of the protection delivers to the seller a credit instrument that satisfies the delivery conditions outlined in the trade confirmation. The seller of the credit protection then pays the buyer the par value of the delivered instrument. In a cash settled transaction, the buyer of protection receives from the seller the difference between the market value of the credit instrument and the par value. Credit linked notes are collateralized with a portfolio of securities having an aggregate AAA rating. Credit linked notes are purchased from a trust or other special purpose vehicle that pays a fixed or floating coupon during the life of the note. At maturity, investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a counterparty, and in the event of default, the trust pays the counterparty par minus the recovery rate in exchange for an annual fee that is passed on to the investors in the form of a higher yield on the notes. Credit linked notes are collateralized with a portfolio of securities having an aggregate AAA rating. Credit linked notes are purchased from a trust or other special purpose vehicle that pays a fixed or floating coupon during the life of the note. At maturity, investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a counterparty, and in the event of default, the trust pays the counterparty par minus the recovery rate in exchange for an annual fee that is passed on to the investors in the form of a higher yield on the notes. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

INTEREST RATE SWAPS. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Portfolio will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

ASSET COVERAGE. To the extent required by SEC guidelines, the Portfolio will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

INVESTMENT COMPANY SECURITIES. The Portfolio may invest in closed-end investment companies which invest in floating rate instruments. The value of common shares of closed-end investment companies, which are generally traded on an exchange, is affected by the demand for those securities regardless of the demand for the underlying portfolio assets. These companies bear fees and expenses that the Portfolio will incur indirectly, so investors in the Fund will be subject to duplication of fees.

ILLIQUID SECURITIES. The Portfolio may invest up to 15% of net assets in illiquid securities. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Portfolio invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Portfolio may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

DIVERSIFIED STATUS. The Portfolio is a "diversified" investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer (which generally is inapplicable because debt obligations are not voting securities).

LENDING PORTFOLIO SECURITIES. The Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. The Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the investment adviser. Distributions of any income realized from securities loans will be taxable as ordinary income.

FOREIGN INVESTMENTS. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer's country, as well as in the case of depositary receipts traded on non-U.S. markets foreign exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

FOREIGN CURRENCY TRANSACTIONS. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

TEMPORARY INVESTMENTS. The Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

 (1) Purchase any security if, as a result of such purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;
 (2) Borrow  money or issue  senior  securities  except as permitted by the 1940
     Act;
 (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;
 (4) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;
 (5) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;
 (6) Purchase or sell physical commodities or futures contracts for the purchase or sale of physical commodities; or
 (7) Make loans to any person, except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements,
     (c) lending portfolio securities and (d) lending cash consistent with applicable law.

For the purpose of investment restriction (1), the Fund will consider all relevant factors in determining who is the issuer of the loan interest, including: the credit quality of the Borrower, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the loan interest, the interest rate environment, and general economic conditions applicable to the Borrower and such interpositioned person.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest in one or more open-end management investment companies (a Portfolio) with substantially the same investment objective, policies and restrictions as the Fund. The Portfolio may invest in other investment companies to the extent permitted by Section 12(d)(1)(G) of the Investment Company Act of 1940.

The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

In connection with Restriction (2) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

The following nonfundamental investment policies have been adopted by the Fund and Portfolio. A policy may be changed by the Trustees with respect to the Fund without approval by the Fund's shareholders or, with respect to the Portfolio, without approval of the Fund or its other investors. The Fund and Portfolio will not:

  * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

  * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund and Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund and Portfolio to dispose of such security or other asset. However, the Fund and Portfolio must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees of the Portfolio are responsible for the overall management and supervision of the affairs of the Portfolio. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund.

                                                                                               Number of
                                                                                              Portfolios in
                     Position(s)                                                              Fund Complex
Name and              with the       Term of Office and    Principal Occupation(s)            Overseen By        Other Directorships
Date of Birth      Trust/Portfolio   Length of Service     During Past Five Years              Trustee(1)               Held
-------------      ----------------  ------------------    --------------------------------   --------------     -------------------
INTERESTED TRUSTEE

JAMES B. HAWKES        Trustee       Trustee of the Trust  Chairman, President and Chief          192            Director of EVC
11/9/41                              since 1991; of the    Executive Officer of BMR,
                                     Portfolio since 2000  Eaton Vance, EVC and EV;
                                                           Director of EV; Vice President
                                                           and Director of EVD.  Trustee
                                                           and/or officer of 192 registered
                                                           investment companies in the
                                                           Eaton Vance Fund Complex.  Mr.
                                                           Hawkes is an interested person
                                                           because of his positions with
                                                           BMR, Eaton Vance, EVC and EV,
                                                           which are affiliates of the
                                                           Trust and Portfolio.

NONINTERESTED TRUSTEES

SAMUEL L. HAYES, III   Trustee       Trustee of the Trust  Jacob H. Schiff Professor of           192            Director of Tiffany
2/23/35                              since 1986; of the    Investment Banking Emeritus,                          & Co. (specialty
                                     Portfolio since 2000  Harvard University Graduate                           retailer) and
                                                           School of Business                                    Telect, Inc.
                                                           Administration.                                       (telecommunication
                                                                                                                 services company)

WILLIAM H. PARK        Trustee       Since 2003            President and Chief Executive          192            None
9/19/47                                                    Officer, Prizm Capital
                                                           Management, LLC (investment
                                                           management firm) (since 2002).
                                                           Executive Vice President and
                                                           Chief Financial Officer, United
                                                           Asset Management Corporation (a
                                                           holding company owning institutional
                                                           investment management firms) (1982-2001).

RONALD A. PEARLMAN     Trustee       Since 2003            Professor of Law, Georgetown           192            None
7/10/40                                                    University Law Center (since 1999).
                                                           Tax Partner, Covington & Burling,
                                                           Washington, DC (1991-2000).

                                       10

                                                                                               Number of
                                                                                              Portfolios in
                     Position(s)                                                              Fund Complex
Name and              with the       Term of Office and    Principal Occupation(s)            Overseen By        Other Directorships
Date of Birth      Trust/Portfolio   Length of Service     During Past Five Years              Trustee(1)               Held
-------------      ----------------  ------------------    --------------------------------   --------------     -------------------

NORTON H. REAMER       Trustee       Trustee of the Trust  President, Chief Executive Officer     192            None
9/21/35                              since 1986; of the    and a Director of Asset Management
                                     Portfolio since 2000  Finance Corp. (a specialty finance
                                                           company serving the investment
                                                           management industry) (since October
                                                           2003).  President, Unicorn Corporation
                                                           (an investment and financial advisory
                                                           services company) (since September
                                                           2000).  Formerly, Chairman, Hellman,
                                                           Jordan Management Co., Inc. (an
                                                           investment management company)
                                                           (2000 - 2003).  Formerly, Advisory
                                                           Director of Berkshire Capital
                                                           Corporation (investment banking firm)
                                                           (2002 - 2003).  Formerly, Chairman
                                                           of the Board, United Asset Management
                                                           Corporation (a holding company owning
                                                           institutional investment management
                                                           firms) and Chairman, President and
                                                           Director, UAM Funds (mutual funds)
                                                           (1980-2000).

LYNN A. STOUT          Trustee       Trustee of the Trust  Professor of Law, University of        192            None
9/14/57                              since 1998; of the    California at Los Angeles School of
                                     Portfolio since 2000  Law (since July 2001).  Formerly,
                                                           Professor of Law, Georgetown
                                                           University Law Center.

(1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Name and                Position(s) with the          Term of Office and
Date of Birth             Trust/Portfolio             Length of Service         Principal Occupation(s) During Past Five Years
-------------           --------------------          ------------------        ----------------------------------------------
THOMAS E. FAUST JR.     President of the Trust          Since 2002              Executive Vice President of Eaton Vance, BMR, EVC
5/31/58                                                                         and EV.  Chief Investment Officer of Eaton Vance and
                                                                                BMR and Director of EVC.  Chief Executive Officer of
                                                                                Belair Capital Fund LLC, Belcrest Capital Fund LLC,
                                                                                Belmar Capital Fund LLC, Belport Capital Fund LLC
                                                                                and Belrose Capital Fund LLC (private investment
                                                                                companies sponsored by Eaton Vance).  Officer of 55
                                                                                investment companies managed by Eaton Vance or BMR.

WILLIAM H. AHERN, JR.   Vice President of the Trust     Since 1995              Vice President of Eaton Vance and BMR.  Officer of
7/28/59                                                                         78 registered investment companies managed by
                                                                                Eaton Vance or BMR.

THOMAS J. FETTER        Vice President of the Trust     Since 1997              Vice President of Eaton Vance and BMR.  Officer of
8/20/43                                                                         123 registered investment companies managed by
                                                                                Eaton Vance or BMR.

MICHAEL R. MACH         Vice President of the Trust     Since 1998              Vice President of Eaton Vance and BMR.  Previously,
7/15/47                                                                         Managing Director and Senior Analyst for Robertson
                                                                                Stephens (1998-1999).  Officer of 28 registered
                                                                                investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH     Vice President of the Trust     Since 1998              Vice President of Eaton Vance and BMR.  Officer of
1/22/57                                                                         123 registered investment companies managed by
                                                                                Eaton Vance or BMR.

SCOTT H. PAGE           Vice President of the           Since 2000              Vice President of Eaton Vance and BMR.  Officer of
11/30/59                Portfolio                                               13 registered investment companies managed by Eaton
                                                                                Vance or BMR.

DUNCAN W. RICHARDSON    Vice President of the Trust     Since 2001              Senior Vice President and Chief Equity Investment
10/26/57                                                                        Officer of Eaton Vance and BMR.  Officer of 44
                                                                                registered investment companies managed by Eaton
                                                                                Vance or BMR.

WALTER A. ROW, III      Vice President of the Trust     Since 2001              Director of Equity Research and a Vice President of
7/20/57                                                                         Eaton Vance and BMR.  Officer of 24 registered
                                                                                investment companies managed by Eaton Vance or BMR.

JUDITH A. SARYAN        Vice President of the Trust     Since 2003              Vice President of Eaton Vance and BMR.  Officer of
8/21/54                                                                         27 registered investment companies managed by Eaton
                                                                                Vance or BMR.

SUSAN SCHIFF            Vice President of the Trust     Since 2002              Vice President of Eaton Vance and BMR.  Officer of
3/13/61                                                                         27 registered investment companies managed by Eaton
                                                                                Vance or BMR.

                                       11

Name and                Position(s) with the          Term of Office and
Date of Birth             Trust/Portfolio             Length of Service         Principal Occupation(s) During Past Five Years
-------------           --------------------          ------------------        ----------------------------------------------

PAYSON F. SWAFFIELD     President of the Portfolio      Since 2002*             Vice President of Eaton Vance and BMR.  Officer of
8/13/56                                                                         13 registered investment companies managed by Eaton
                                                                                Vance or BMR.

PAUL M. O'NEIL          Chief Compliance Officer        Since 2004              Vice President of Eaton Vance and BMR.  Officer of
7/11/53                                                                         192 registered investment companies managed by
                                                                                Eaton Vance or BMR.

BARBARA E. CAMPBELL     Treasurer of the Portfolio      Since 2002*             Vice President of Eaton Vance and BMR.  Officer of
6/19/57                                                                         192 registered investment companies managed by
                                                                                Eaton Vance or BMR.

JAMES L. O'CONNOR       Treasurer of the Trust          Since 1989              Vice President of BMR, Eaton Vance and EVD. Officer
4/1/45                                                                          of 114 registered investment companies managed by
                                                                                Eaton Vance or BMR.

ALAN R. DYNNER          Secretary                       For the Trust since     Vice President, Secretary and Chief Legal Officer of
10/10/40                                                1997; of the            BMR, Eaton Vance, EVD, EV and EVC.  Officer of 192
                                                        Portfolio since 2000    registered investment companies managed by
                                                                                Eaton Vance or BMR.

*Prior to 2002, Mr. Swaffield served as Vice President of the Portfolio since 2000 and Ms. Campbell served as Assistant Treasurer of the Portfolio since 2000.

The Board of Trustees of the Trust and the Portfolio have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The Contract Review Subcommittee of the Special Committee is comprised of only noninterested Trustees.

The Governance Committee of the Board of Trustees of the Trust and the Portfolio is comprised of the noninterested Trustees. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and the compensation of noninterested Trustees. During the fiscal year ended October 31, 2004, the Governance Committee convened five times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted to the Governance Committee, contains sufficient background information concerning the candidate and is received in a sufficiently timely manner.

Messrs. Reamer (Chair), Hayes, Park and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust and the Portfolio. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund and Portfolio's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund and Portfolio's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund and Portfolio's compliance with legal and regulatory requirements that relate to the Fund and Portfolio's accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended October 31, 2004, the Audit Committee convened five times.

Messrs. Hayes (Chair), Park, Pearlman, Reamer and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Trust and the Portfolio. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, Portfolio or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include

Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund and Portfolio, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, Portfolio or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act. On August 16, 2004, the Special Committee adopted a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The members of the Contract Review Subcommittee were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. During the fiscal year ended October 31, 2004, the Special Committee convened five times.

In considering the renewal of the investment advisory  agreement(s)  between the
Portfolio  and  the  investment   adviser,   the  Contract  Review  Subcommittee
considered, among other things, the following:

  * An independent report comparing Portfolio advisory fees with those of comparable funds (in the case of a renewal);
  * An independent report comparing Fund expense ratios to those of comparable funds;
  * Information on the investment performance (in the case of a renewal), the relevant peer group(s) of funds and appropriate indices;

  *  Sales  and  redemption  data in  respect  of the  Fund  (in  the  case of a renewal);
  * The economic outlook and the general investment outlook in the relevant investment markets;
  * Eaton Vance's results and financial condition and the overall organization of the investment adviser;
  *  Arrangements regarding the distribution of Fund shares;
  *  The procedures used to determine the fair value of the Fund's assets;
  * Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;
  * The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the fund(s) it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;
  * The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

  *  The  terms  of  the  advisory   agreement   and  the   reasonableness   and
     appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Contract Review Subcommittee also considered the investment adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreement(s). Specifically, the Contract Review Subcommittee considered the investment adviser's experience in managing senior loan portfolios. The Contract Review Subcommittee noted the experience of the 23 bank loan investment professionals and other personnel who would provide services under the investment advisory agreement(s), including 4 portfolio managers and 11 analysts. Many of these portfolio managers and analysts have previous experience working for commercial banks and other lending institutions. The Contract Review Subcommittee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In addition to the factors mentioned above, the Contract Review Subcommittee also reviewed the level of the investment adviser's profits in respect of the management of the Eaton Vance funds, including the Portfolio, including the profit margin of the investment adviser in comparison with available industry data. The Contract Review Subcommittee considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Portfolio. In addition, the Contract Review Subcommittee considered the fiduciary duty assumed by the investment adviser in connection with the service rendered to the Portfolio and the business reputation of the investment adviser, its financial resources and its professional liability insurance coverage.

The Contract Review Subcommittee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement(s). Nor are the items described herein all encompassing of the matters considered by the Contract Review Subcommittee. In assessing the information provided by Eaton Vance and its affiliates, the Contract Review Subcommittee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Contract Review Subcommittee concluded that the renewal of the investment advisory agreement(s), including the fee structure (described herein) is in the interests of shareholders.

SHARE OWNERSHIP. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004.

                                              Aggregate Dollar Range of Equity
                         Dollar Range of     Securities Owned in All Registered
                        Equity Securities     Funds Overseen by Trustee in the
   Name of Trustee      Owned in the Fund         Eaton Vance Fund Complex
   ---------------      -----------------         -------------------------
INTERESTED TRUSTEES
  James B. Hawkes                                       over $100,000
NONINTERESTED TRUSTEES
  Samuel L. Hayes, III                                  over $100,000
  William H. Park                                       over $100,000
  Ronald A. Pearlman                                    over $100,000
  Norton H. Reamer                                      over $100,000
  Lynn A. Stout                                      $50,001 - $100,000

As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

  1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

  2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

  3. Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD;
     (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or the Portfolio or any of their immediate family members served as an officer.

Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust and the Portfolio are paid by the Fund (and other series of the Trust) and the Portfolio, respectively. (A Trustee of the Trust and the Portfolio who is a member of the Eaton Vance organization receives no compensation from the Trust and the Portfolio). During the fiscal year ended October 31, 2004, the Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Trust and the Portfolio. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

 Source of       Jessica M.     Samuel L.   William H.   Ronald A.   Norton H.   Lynn A.
Compensation    Bibliowicz(8)     Hayes        Park      Pearlman     Reamer      Stout
------------    ------------    ---------   ----------   ---------   ---------   -------
  Trust(2)           $              $           $            $           $          $
 Portfolio                                    (4)                                  (5)
   Total                                      (3)(6)        (3)                    (7)

(1) As of December 1, 2004, the Eaton Vance fund complex consists of 192 registered investment companies or series thereof.
(2)  The Trust consisted of 23 Funds as of October 31, 2004.
(3)  Messrs. Park and Pearlman became Trustees in June of 2003.
(4)  Includes $ of deferred  compensation.
(5)  Includes $ of deferred compensation.
(6)  Includes  $  of  deferred   compensation.   (7)   Includes  $  of  deferred
     compensation. (8) Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

ORGANIZATION

The Fund is a series of the Trust, which was organized under Massachusetts law on May 7, 1984 and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

The Portfolio was organized as a trust under the laws of the state of New York on June 19, 2000 and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Fund may be required to vote on matters pertaining to the Portfolio. When required by law to do so, the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

PROXY VOTING POLICY. The Board of Trustees of the Trust and Portfolio have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund's and Portfolio's investment adviser and adopted the investment adviser's proxy voting policies and procedures (the "Policies") which are described below. The Trustees will review the Fund's and Portfolio's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Boards' Special Committee except as contemplated under the Fund Policy. The Boards' Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund and Portfolio will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the proxy will either be voted strictly in accordance with the Policies or the investment adviser will seek instruction on how to vote from the Special Committee. Information on how the Fund and Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 is available
(1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                 INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISORY SERVICES. The investment adviser manages the investments and affairs of the Portfolio and provides related office facilities and personnel subject to the supervision of the Portfolio's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that the Portfolio pays the investment adviser under the investment advisory agreement on average daily net assets up to $1 billion, see the prospectus. On net assets of $1 billion and over the annual fee is reduced and the advisory fee is computed as follows:

Average Daily Net Assets for the Month        Annual Fee Rate
--------------------------------------        ---------------
$1 billion, but less than $2 billion               0.525%
$2 billion, but less than $5 billion               0.500%
$5 billion and over                                0.480%

The following table sets forth the net assets of Portfolio and the advisory fees earned during the three fiscal years ended October 31, 2004.

                                    Advisory Fee Paid for Fiscal Years Ended
                                    ----------------------------------------
Net Assets at 10/31/04               10/31/04      10/31/03        10/31/02
----------------------               --------      --------        --------
          $                          $            $8,213,946      $7,990,283

The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

ADMINISTRATIVE SERVICES. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, and the Fund is authorized to pay Eaton Vance a fee in the amount of 0.15% of average daily net assets for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

The following table sets forth the net assets of the Fund at October 31, 2004 and the administration fees paid during the three fiscal years ended October 31, 2004.

                                Administration Fee Paid for Fiscal Years Ended
                                ----------------------------------------------
Net Assets at 10/31/04             10/31/04         10/31/03          10/31/02
----------------------             --------        ----------        ----------
          $                        $               $1,458,980        $1,295,713

SUB-TRANSFER AGENCY SERVICES. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro rata share of such fee. For the fiscal year ended October 31, 2004, the transfer agent accrued for or paid to Eaton Vance $ _______ for sub-transfer agency services performed on behalf of the Fund.

INFORMATION ABOUT BMR AND EATON VANCE. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott
H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance).
The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

CODE OF ETHICS. The investment adviser and the Fund and the Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

EXPENSES. Each Fund and Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Advisers Class, Class A and Class I shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD.

CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolio. IBT has custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. _______________________, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of the Fund and Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AGENT. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

The Trustees have approved and monitor the procedures under which Senior Loans are valued. The investment adviser and the Valuation Committee may implement new pricing methodologies or expand or reduce mark-to-market valuation of Senior Loans in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for Senior Loans. In determining the fair value of a Senior Loan, the investment adviser will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Portfolio's Trustees based upon procedures approved by the Trustees.

Debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Investments for which reliable market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Portfolio may rely on an independent fair valuation service in making any such adjustment.

                         PURCHASING AND REDEEMING SHARES

ADDITIONAL INFORMATION ABOUT PURCHASES. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. The sales charge included in the public offering price of Class A shares is divided between the principal underwriter and the investment dealer. The sales charge table is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

SUSPENSION OF SALES. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Portfolio. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

SYSTEMATIC WITHDRAWAL PLAN. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                  SALES CHARGES

DEALER COMMISSIONS. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

PURCHASES AT NET ASSET VALUE. Advisers Class, Class A and Class I shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account. Any new or revised sales charge or CDSC waiver will be prospective only.

STATEMENT OF INTENTION. If it is anticipated that $100,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
 Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

RIGHT OF ACCUMULATION. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class D, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

CONVERSION FEATURE. Class B shares held for eight years (the "holding period") will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

EXCHANGE PRIVILEGE. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

TAX-DEFERRED RETIREMENT PLANS. Advisers Class, Class A and Class C shares are available for purchase in connection with certain tax-deferred retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTION AND SERVICE PLANS

The Trust has in effect a Service Plan (the "Advisers Class and Class A Plan") for the Fund's Advisers Class and Class A shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Advisers Class and Class A Plan provides that Advisers Class and Class A shares of the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Advisers Class and Class A service fees are paid quarterly in arrears. For the service fees paid by Advisers Class and Class A shares, see Appendix A and Appendix B.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing
(i) sales commissions equal to 6.25% of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in THE WALL STREET JOURNAL applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix C and Appendix D.

The Class B and Class C Plans also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix C and Appendix D.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on August 14, 2000 and March 17, 2003. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

PERFORMANCE CALCULATIONS. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B, Appendix C, Appendix D and Appendix E.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. Actual yield may be affected by variations in sales charges on investments.

DISCLOSURE OF PORTFOLIO HOLDINGS AND RELATED INFORMATION. In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http:// www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). The Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265. The Fund also will post a complete list of its portfolio holdings as of each calendar quarter end on the Eaton Vance website within 60 days of calendar quarter-end.

In addition to the disclosure of complete portfolio holdings, the Fund has adopted policies with respect to the disclosure of other information concerning the characteristics of the Fund's portfolio. The Fund discloses its top ten holdings as of the end of each calendar quarter within 30 days after such quarter-end on Eaton Vance's website, www.eatonvance.com. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265. Information concerning performance attributes, total assets, industries, sectors, country weights, region weights, duration and other characteristics may be available upon request to existing and prospective shareholders and financial intermediaries as of the end of each calendar month within 15 days after month-end. Information concerning performance attribution may be disclosed in narrative or quantitative form as of the end of each calendar quater within 30 days after quarter-end.

The portfolio holdings of the Fund and other information concerning Fund portfolio characteristics may be considered material, non-public information. In an effort to prevent the misuse of such information, the Fund has adopted a general policy not to selectively disclose to any person the portfolio holdings and related information of the Fund. The Fund's policy of preventing selective disclosure of portfolio holdings does not apply to: 1) persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm); 2) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as the arrangements described in the following paragraph); or 3) entities whose primary business is the issuance of credit ratings, provided that the portfolio holdings information is disclosed solely for the purpose of developing a credit rating and the rating so issued is publicly available.

Disclosure of non-public portfolio holdings and information concerning other portfolio characteristics of the Fund, as described in clause 2) above, must be authorized by the Fund's Chief Compliance Officer. Any arrangement under which a party receives more frequent than standard disclosure of portfolio holdings or other portfolio information because there is a legitimate business purpose and the party as entered into a non-disclosure agreement will be reported to the Board of Trustees at the next occurring meeting. The Board of Trustees monitors these policies and any arrangements established thereunder to ensure that they are appropriate and consistent with shareholders' best interests.

The Fund, its investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund's portfolio holdings.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading shares of the Fund and/or portfolio securities held by the Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year ended October 31, 2004.

Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and
(ii) will be entitled to the gross income of the Portfolio attributable to such share.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Investments in lower-rated or unrated securities may present special tax issues for the Portfolio to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Portfolio's taking certain positions in connection with ownership of such distressed securities.

The Portfolio's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in "passive foreign investment companies" could subject the Portfolio to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund".

The Portfolio may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of the total assets of the Portfolio will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Portfolio and allocated to the Fund, with the result that shareholders will not include in income, and will not be entitled to take any foreign tax credits or deductions for, such foreign taxes.

A portion of distributions made by the Fund which are derived from dividends from domestic corporations may qualify for the dividends-received deduction ("DRD") for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder's shares. Distributions eligible for the DRD may give rise to or increase an alternative minimum tax for certain corporations.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

The Portfolio will acquire Senior Loans from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Senior Loans may be acquired, BMR, the Portfolio's investment adviser will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Senior Loans which they have sold, they may act as principal or on an agency basis in connection with their sale by the Portfolio.

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, the Portfolio's investment adviser. The Portfolio is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for the Portfolio. The investment adviser may engage in Portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Portfolio and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In  the  event  that  the  investment  adviser  executes  Portfolio   securities
transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Portfolio by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Portfolio will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.


Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended October 31, 2004, as well as the amount of Portfolio security transactions for the most recent fiscal year (if any) that were directed to firms that provided some research services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of research services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.

                                        Amount of            Commissions Paid
                     Brokerage         Transactions           on Transactions
                    Commission       Direted to Firms        Directed to Firms
Fiscal Year End        Paid         Providing Research      Providing Reserach
---------------     -----------     ------------------      ------------------
October 31, 2004         $                   $                      $
October 31, 2003         $
October 31, 2002      $1,750

                              FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Fund and Portfolio, appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

HOUSEHOLDING. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

                                                                      APPENDIX A

                  ADVISERS CLASS FEES, PERFORMANCE & OWNERSHIP

SERVICE FEES AND REPURCHASE TRANSACTION FEES. For the fiscal year ended October 31, 2004, the Advisers Class paid service fees of $________, which was paid to the principal underwriter. For the fiscal year ended October 31, 2004, repurchase transaction fees in the amount of $_______ were paid to the principal underwriter.

REDEMPTION FEES. Advisers Class shares generally are subject to a redemption fee equal to 1% of the amount redeemed or exchanged within three months of the settlement of the purchase. For the fiscal year ended October 31, 2004, the Fund received redemption fees equal to $______.

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                                                                         Length of Period Ended
                                                                                            October 31, 2004

Average Annual Total Return:                                                            One Year     Life of Fund*
----------------------------                                                            --------     -------------
Before Taxes and Excluding Maximum Sales Charge                                          3.43%          3.78%
Before Taxes and Including Maximum Sales Charge                                          3.43%          3.78%
After Taxes on Distributions and Excluding Maximum Sales Charge                          2.43%          2.23%
After Taxes on Distributions and Including Maximum Sales Charge                          2.43%          2.23%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge           2.22%          2.27%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge           2.22%          2.27%
  Advisers Class commenced operations February 7, 2001.

For the 30 days ended October 31, 2004, the SEC yield for the Class was 3.19%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At December 1, 2004, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Charles Schwab & Co., Inc.                       San Francisco, CA       35.7%
Merrill Lynch, Pierce, Fenner & Smith, Inc.      Jacksonville, FL        20.7%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX B

                      CLASS A FEES, PERFORMANCE & OWNERSHIP

SALES CHARGES, SERVICE FEES AND REPURCHASE TRANSACTION FEES. For the fiscal year ended October 31, 2004, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total service fees paid by the Fund, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

                                                                                                      Repurchase
                                                                                      Service        Transactions
                Sales Charges    Sales Charges     CDSC Paid                        Fees Paid to     Fees Paid to
Total Sales     to Investment    to Principal     to Principal    Total Service      Investment       Principal
Charges Paid       Dealers        Underwriter      Underwriter      Fees Paid         Dealers        Underwriter
------------    -------------    -------------    ------------    -------------     -------------    ------------
     $                $                $                $               $                 $                $

For the period from the start of business, May 5, 2003, to the fiscal year ended October 31, 2003, total sales charges of $1,363,125 were paid on sales of Class A, of which the principal underwriter received $52,312. The balance of such amount was paid to investment dealers.

REDEMPTION FEES. Class A shares generally are subject to a redemption fee equal to 1% of the amount redeemed or exchanged within three months of the settlement of the purchase. For the fiscal year ended October 31, 2004, the Fund received redemption fees equal to $__________.

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return prior to the date this Class was first offered reflects the total return of Advisers Class, adjusted to reflect the Class A sales charge. The Advisers Class total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class A total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                                                                         Length of Period Ended
                                                                                            October 31, 2004

Average Annual Total Return:                                                            One Year     Life of Fund*
----------------------------                                                            --------     -------------
Before Taxes and Excluding Maximum Sales Charge                                          3.40%          3.73%
Before Taxes and Including Maximum Sales Charge                                          1.11%          3.09%
After Taxes on Distributions and Excluding Maximum Sales Charge                          2.41%          2.19%
After Taxes on Distributions and Including Maximum Sales Charge                          0.14%          1.56%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge           2.20%          2.23%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge           0.71%          1.70%
  Class A commenced operations May 5, 2003.
  Advisers Class commenced operations February 7, 2001.

For the 30 days ended October 31, 2004, the SEC yield for the Class was 3.20%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At December 1, 2004, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL        16.8%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX C

                      CLASS B FEES, PERFORMANCE & OWNERSHIP

DISTRIBUTION, SERVICE AND REPURCHASE TRANSACTION FEES. For the fiscal year ended October 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

                                                        Uncovered                         Service        Repurchase
 Commission Paid      Distribution                     Distribution                         Fees         Transaction
   by Principal       Fee Paid to      CDSC Paid to    Charges (as a                      Paid to       Fees Paid to
  Underwriter to       Principal        Principal       % of Class                       Investment      Principal
Investment Dealers    Underwriter      Underwriter      Net Assets)     Service Fees      Dealers       Underwriter
------------------    -------------    ------------    -------------    ------------     ----------     ------------
        $                   $                $               $                $              $                $

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                                                                         Length of Period Ended
                                                                                            October 31, 2004

Average Annual Total Return:                                                            One Year     Life of Fund*
----------------------------                                                            --------     -------------
Before Taxes and Excluding Maximum Sales Charge                                          2.65%          3.00%
Before Taxes and Including Maximum Sales Charge                                         -2.35%          2.26%
After Taxes on Distributions and Excluding Maximum Sales Charge                          1.94%          1.73%
After Taxes on Distributions and Including Maximum Sales Charge                         -3.07%          0.97%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge           1.72%          1.78%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge          -1.53%          1.13%
  Class B commenced operations February 5, 2001.

For the 30 days ended October 31, 2004, the SEC yield for the Class was 2.45%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At December 1, 2004, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL    10.9%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX D

                      CLASS C FEES, PERFORMANCE & OWNERSHIP

DISTRIBUTION, SERVICE AND REPURCHASE TRANSACTION FEES. For the fiscal year ended October 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

                                                        Uncovered                         Service        Repurchase
 Commission Paid      Distribution                     Distribution                         Fees         Transaction
   by Principal       Fee Paid to      CDSC Paid to    Charges as a                       Paid to       Fees Paid to
  Underwriter to       Principal        Principal       % of Class                       Investment      Principal
Investment Dealers    Underwriter      Underwriter      Net Assets)     Service Fees      Dealers       Underwriter
------------------    -------------    ------------    -------------    ------------     ----------     ------------
        $                   $                $               $                $              $                $

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                                                                         Length of Period Ended
                                                                                            October 31, 2004

Average Annual Total Return:                                                            One Year     Life of Fund*
----------------------------                                                            --------     -------------
Before Taxes and Excluding Maximum Sales Charge                                          2.65%          3.01%
Before Taxes and Including Maximum Sales Charge                                          1.65%          3.01%
After Taxes on Distributions and Excluding Maximum Sales Charge                          1.93%          1.74%
After Taxes on Distributions and Including Maximum Sales Charge                          0.93%          1.74%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge           1.72%          1.79%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge           1.07%          1.79%
  Class C commenced operations February 1, 2001.

For the 30 days ended October 31, 2004, the SEC yield for the Class was 2.45%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At December 1, 2004, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Merrill Lynch, Pierce, Fenner & Smith, Inc.      Jacksonville, FL       23.2%
Morgan Stanley                                   Jersey City, NY         5.5%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX E

                      CLASS I FEES, PERFORMANCE & OWNERSHIP

REPURCHASE TRANSACTION FEES. For the fiscal year ended October 31, 2004, repurchase transaction fees in the amount of $______ were paid to the principal underwriter.

REDEMPTION FEES. Class I shares generally are subject to a redemption fee equal to 1% of the amount redeemed or exchanged within three months of the settlement of the purchase. For the fiscal year ended October 31, 2004, the Fund received redemption fees equal to $________.

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                                        Length of Period Ended
                                                           October 31, 2004

Average Annual Total Return:                          One Year     Life of Fund*
----------------------------                          --------     -------------
Before Taxes                                            3.69%          4.07%
After Taxes                                             2.60%          2.41%
After Taxes on Distributions and Redemption             2.38%          2.45%
  Class I commenced operations January 30, 2001.

For the 30 days ended October 31, 2004, the SEC yield for the Class was 3.44%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At December 1, 2004, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Charles Schwab & Co., Inc.      San Francisco, CA       55.7%
Alerus Financial                Grand Forks, ND          6.0%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX F

                      DESCRIPTION OF CORPORATE BOND RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these bonds is dependent on the investment adviser's judgment, analysis and experience.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

 1.  An application for rating was not received or accepted.
 2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
 3.  There is a lack of essential data pertaining to the issue or issuer.
 4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on this obligation are being continued. C is also used for a preferred stock that is in arrears (as well as for junior debt of issuers rated CCC and CC).

D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred - and not where a default is only expected. Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

NOTES: An obligation which is unrated exposes the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. Evaluation of such debt is dependent on the investment adviser's judgment, analysis and experience.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          March 1, 2005







                         EATON VANCE FLOATING-RATE HIGH
                                   INCOME FUND

                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                                 1-800-262-1122


THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") PROVIDES GENERAL INFORMATION ABOUT THE FUND, FLOATING RATE PORTFOLIO ("FR PORTFOLIO") AND HIGH INCOME PORTFOLIO ("HI PORTFOLIO"). THE FUND IS A SERIES OF EATON VANCE MUTUAL FUNDS TRUST. CAPITALIZED TERMS USED IN THIS SAI AND NOT OTHERWISE DEFINED HAVE THE MEANINGS GIVEN TO THEM IN THE PROSPECTUS. THIS SAI CONTAINS ADDITIONAL INFORMATION ABOUT:


                                Page                                       Page
Strategies and Risks              2      Purchasing and Redeeming Shares     21
Investment Restrictions           9      Sales Charges                       22
Management and Organization      10      Performance                         25
Investment Advisory and                  Taxes                               26
   Administrative Services       18      Portfolio Securities Transactions   28
Other Service Providers          20      Financial Statements                31
Calculation of Net Asset Value   20

        Appendix A:  Adivsers Class Fees, Performance and Ownership   32
        Appendix B:  Class A Fees, Performance and Ownership          34
        Appendix C:  Class B Fees, Performance and Ownership          36
        Appendix D:  Class C Fees, Performance and Ownership          38
        Appendix E:  Class I Fees, Performance and Ownership          40
        Appendix F:  Ratings                                          41



THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S RELEVANT PROSPECTUS DATED MARCH 1, 2005, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-800-225-6265.









(C) 2005 Eaton Vance Management

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

Unless otherwise specified, references to "the Portfolio" in this SAI refer to both FR Portfolio and HI Portfolio.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

STRUCTURE OF SENIOR LOANS. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Portfolio typically purchases "Assignments" from the Agent or other Loan Investors. The purchase of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Portfolio also may invest in "Participations". Participations by the Portfolio in a Loan Investor's portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Portfolio may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital
raising   activities   generally  and  fluctuations  in  the  financial  markets
generally.

The Portfolio will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Portfolio and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized rating agency (each a "Rating Agency")) or determined by the investment adviser to be of comparable quality. Securities rated Baa by Moody's have speculative characteristics. Similarly, the Portfolio will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the investment adviser to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

LOAN COLLATERAL. In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and/or (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a Borrower's obligations under a Senior Loan.

CERTAIN FEES PAID TO THE PORTFOLIO. In the process of buying, selling and holding Senior Loans, the Portfolio may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Portfolio buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Portfolio may include amendment fees.

BORROWER COVENANTS. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

ADMINISTRATION OF LOANS. In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Portfolio will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolio its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Portfolio has direct recourse against the Borrower, the Portfolio will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Portfolio will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolio and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Portfolio were determined to be subject to the claims of the Agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

PREPAYMENTS. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolio derives interest income will be reduced. However, the Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Portfolio should be able to reinvest prepayments in other Senior Loans that have similar yields (subject to market conditions) and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

OTHER INFORMATION REGARDING SENIOR LOANS. From time to time the investment adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Portfolio or may be intermediate participants with respect to Senior Loans in which the Portfolio owns interests. Such banks may also act as Agents for Senior Loans held by the Portfolio.

The Portfolio may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

The Portfolio may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Portfolio may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

The Portfolio will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Portfolio may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Portfolio's security interest in the loan collateral or subordinate the Portfolio's rights under the Senior Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Portfolio. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Portfolio's security interest in loan collateral. If the Portfolio's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Portfolio would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Portfolio could also have to refund interest (see the Prospectus for additional information).

The Portfolio may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio's purchase of a Senior Loan. The Portfolio may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the investment adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Portfolio's investment policies.

REGULATORY CHANGES. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

REPURCHASE AGREEMENTS. The FR Portfolio may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. Repurchase agreements which mature in more than seven days will be treated as illiquid. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

FIXED-INCOME SECURITIES. Fixed-income securities include preferred, preference and convertible securities, equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer.

Fixed-rate bonds may have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since they may be retained if interest rates decline. Acquiring these kinds of bonds provides the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, it will not be assigned any separate value. Floating or variable rate obligations may be acquired as short-term investments pending longer term investment of funds.

Certain securities may permit the issuer at its option to "call," or redeem, the securities. If an issuer were to redeem securities during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security's market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition. Credit quality in the high yield, high risk bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. In addition to lower rated securities, the Portfolio also may invest in higher rated securities. For a description of corporate bond ratings, see Appendix F.

DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance income (in the case of written options), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, to change the duration of the overall portfolio, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities (such as U.S. Government securities), indices, other financial instruments (such as certificates of deposit, Eurodollar time deposits and economic indices); options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; interest rate swaps; and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments it holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio's assets.

Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Portfolio has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to the Portfolio. The Portfolio will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security.

CREDIT DEFAULT SWAPS. From time to time, the Portfolio may use credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds and may also purchase credit linked notes. In a credit default swap, the buyer of credit protection agrees to pay the seller a periodic premium payment in return for the seller paying the amount under par at which a bond is trading if an event occurs that impacts the payment ability of the issuer of the underlying bonds. If such a transaction is to be physically settled, the buyer of the protection delivers to the seller a credit instrument that satisfies the delivery conditions outlined in the trade confirmation. The seller of the credit protection then pays the buyer the par value of the delivered instrument. In a cash settled transaction, the buyer of protection receives from the seller the difference between the market value of the credit instrument and the par value. Credit linked notes are collateralized with a portfolio of securities having an aggregate AAA rating. Credit linked notes are purchased from a trust or other special purpose vehicle that pays a fixed or floating coupon during the life of the note. At maturity, investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a counterparty, and in the event of default, the trust pays the counterparty par minus the recovery rate in exchange for an annual fee that is passed on to the investors in the form of a higher yield on the notes. Credit linked notes are collateralized with a portfolio of securities having an aggregate AAA rating. Credit linked notes are purchased from a trust or other special purpose vehicle that pays a fixed or floating coupon during the life of the note. At maturity, investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a counterparty, and in the event of default, the trust pays the counterparty par minus the recovery rate in exchange for an annual fee that is passed on to the investors in the form of a higher yield on the notes. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

INTEREST RATE SWAPS. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Portfolio will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

The HI Portfolio may engage in options, futures contracts and options on futures contracts on high yield corporate bond indices, as well as stock indices, in order to hedge its exposure to the high yield bond market. The Portfolio may enter into stock index futures and options only when the investment adviser believes there is a correlation between the composition of part of the Portfolio and the underlying index. Hedging transactions may not be effective because of imperfect correlation and other factors. These transactions also involve a risk of loss or depreciation due to counterparty risk, unexpected market, interest rate or security price movements, and tax and regulatory constraints.

ASSET COVERAGE. To the extent required by SEC guidelines, the Portfolio will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

INVESTMENT COMPANY SECURITIES. The FR Portfolio may invest in closed-end investment companies which invest in floating rate instruments. The value of common shares of closed-end investment companies, which are generally traded on an exchange, is affected by the demand for those securities regardless of the demand for the underlying portfolio assets. These companies bear fees and expenses that the Portfolio will incur indirectly, so investors in the Fund will be subject to duplication of fees.

WARRANTS. The HI Portfolio may from time to time invest a portion of its assets in warrants. Warrants are an option to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants may become valueless if not sold or exercised prior to their expiration. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. (Canadian special warrants issued in private placements prior to a public offering are not considered warrants for purposes of a Portfolio's investment restrictions).

ILLIQUID SECURITIES. The Portfolio may invest up to 15% of net assets in illiquid securities. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Portfolio invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Portfolio may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

DIVERSIFIED STATUS. Each Portfolio is a "diversified" investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer (which generally is inapplicable because debt obligations are not voting securities).

PORTFOLIO TURNOVER. The HI Portfolio cannot accurately predict its portfolio turnover rate, but the annual turnover rate may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in a realization of net short-term capital gains. During the fiscal year ended October 31, 2004, the portfolio turnover rate of the HI Portfolio was _____%.

LENDING PORTFOLIO SECURITIES. The Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. The Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the investment adviser. Distributions of any income realized from securities loans will be taxable as ordinary income.

FOREIGN INVESTMENTS. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer's country, as well as in the case of depositary receipts traded on non-U.S. markets foreign exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

FOREIGN CURRENCY TRANSACTIONS. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

TEMPORARY INVESTMENTS. The Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

 (1) Purchase any security if, as a result of such purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;
 (2) Borrow  money or issue  senior  securities  except as permitted by the 1940
     Act;
 (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;
 (4) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;
 (5) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;
 (6) Purchase or sell physical commodities or futures contracts for the purchase or sale of physical commodities; or
 (7) Make loans to any person, except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements,
     (c) lending portfolio securities and (d) lending cash consistent with applicable law.

For the purpose of investment restriction (1), the Fund will consider all relevant factors in determining who is the issuer of the loan interest, including: the credit quality of the Borrower, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the loan interest, the interest rate environment, and general economic conditions applicable to the Borrower and such interpositioned person.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest in two or more open-end management investment companies (a Portfolio) which together have substantially the same investment objective, policies and restrictions as the Fund. Each Portfolio may invest in other investment companies to the extent permitted by Section 12(d)(1)(G) of the Investment Company Act of 1940.

The Portfolios have adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio, except in lieu of restriction
(1) HI Portfolio may not:

 (8) With respect to 75% of total assets of the Portfolio, purchase any security if such purchase, at the time thereof, would cause more than 5% of the total assets of the Portfolio (taken at market value) to be invested in the securities of a single issuer, or cause more than 10% of the total outstanding voting securities of such issuer to be held by the Portfolio, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or
 (9) Purchase any security if such purchase, at the time thereof would cause 25% or more of the Portfolio's total assets to be invested in any single industry, provided that the electric, gas and telephone utility industries shall be treated as separate industries for the purpose of this restriction and further provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

In connection with Restriction (2) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

The following nonfundamental investment policies have been adopted by the Fund and Portfolio. A policy may be changed by the Trustees with respect to the Fund without approval by the Fund's shareholders or, with respect to the Portfolio, without approval of the Fund or its other investors. The Fund and Portfolio will not:

  * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or
  * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

In addition, to the extent a registered open-end investment company acquires securities of a Portfolio in reliance on Rule 12(d)(1)(G) under the 1940 Act, such Portfolio shall not acquire any securities of a registered open-end investment company in reliance on Rule 12(d)(1)(G) or Rule 12(d)(1)(F) under the 1940 Act.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund and Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund and Portfolio to dispose of such security or other asset. However, the Fund and Portfolio must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interest of shareholders.

                           MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees of the Portfolio are responsible for the overall management and supervision of the affairs of the Portfolio. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund.

                                                                                               Number of
                                                                                              Portfolios in
                     Position(s)                                                              Fund Complex
Name and              with the       Term of Office and    Principal Occupation(s)            Overseen By        Other Directorships
Date of Birth      Trust/Portfolio   Length of Service     During Past Five Years              Trustee(1)               Held
-------------      ----------------  ------------------    --------------------------------   --------------     -------------------
INTERESTED TRUSTEE

JAMES B. HAWKES        Trustee       Trustee of the Trust  Chairman, President and Chief          192            Director of EVC
11/9/41                              since 1991; of the    Executive Officer of BMR,
                                     FR Portfolio since    Eaton Vance, EVC and EV.
                                     2000; of the HI       Director of EV; Vice President
                                     Portfolio since       and Director of EVD.  Trustee
                                     1992                  and/or officer of 192 registered
                                                           investment companies in the
                                                           Eaton Vance Fund Complex.  Mr.
                                                           Hawkes is an interested person
                                                           because of his positions with
                                                           BMR, Eaton Vance, EVC and EV,
                                                           which are affiliates of the
                                                           Trust and Portfolios.

NONINTERESTED TRUSTEES

SAMUEL L. HAYES, III   Trustee       Trustee of the Trust  Jacob H. Schiff Professor of           192            Director of Tiffany
2/23/35                              since 1986; of the    Investment Banking Emeritus,                          & Co. (specialty
                                     FR Portfolio since    Harvard University Graduate                           retailer) and
                                     2000; of the HI       School of Business                                    Telect, Inc.
                                     Portfolio since       Administration.                                       (telecommunication
                                     1993                                                                        services company)

WILLIAM H. PARK        Trustee       Since 2003            President and Chief Executive          192            None
9/19/47                                                    Officer, Prizm Capital
                                                           Management, LLC (investment
                                                           management firm) (since 2002).
                                                           Executive Vice President and
                                                           Chief Financial Officer, United
                                                           Asset Management Corporation (a
                                                           holding company owning institutional
                                                           investment management firms) (1982-2001).

RONALD A. PEARLMAN     Trustee       Since 2003            Professor of Law, Georgetown           192            None
7/10/40                                                    University Law Center (since 1999).
                                                           Tax Partner, Covington & Burling,
                                                           Washington, DC (1991-2000).

NORTON H. REAMER       Trustee       Trustee of the Trust  President, Chief Executive Officer     192            None
9/21/35                              since 1986; of the    and a Director of Asset Management
                                     FR Portfolio since    Finance Corp. (a specialty finance
                                     2000; of the HI       company serving the investment
                                     Portfolio since       management industry) (since October
                                     1993                  2003).  President, Unicorn Corporation
                                                           (an investment and financial advisory
                                                           services company) (since September
                                                           2000).  Formerly, Chairman, Hellman,
                                                           Jordan Management Co., Inc. (an
                                                           investment management company)
                                                           (2000 - 2003).  Formerly, Advisory
                                                           Director of Berkshire Capital
                                                           Corporation (investment banking firm)
                                                           (2002 - 2003).  Formerly, Chairman
                                                           of the Board, United Asset Management
                                                           Corporation (a holding company owning
                                                           institutional investment management
                                                           firms) and Chairman, President and
                                                           Director, UAM Funds (mutual funds)
                                                           (1980-2000).

LYNN A. STOUT          Trustee       Trustee of the Trust  Professor of Law, University of        192            None
9/14/57                              since 1998; of the    California at Los Angeles School of
                                     FR Portfolio since    Law (since July 2001).  Formerly,
                                     2000; of the HI       Professor of Law, Georgetown
                                     Portfolio since       University Law Center.
                                     1998

(1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Name and                Position(s) with the          Term of Office and
Date of Birth             Trust/Portfolio             Length of Service         Principal Occupation(s) During Past Five Years
-------------           --------------------          ------------------        ----------------------------------------------
THOMAS E. FAUST JR.     President of the Trust          Since 2002              Executive Vice President of Eaton Vance, BMR, EVC
5/31/58                                                                         and EV.  Chief Investment Officer of Eaton Vance and
                                                                                BMR and Director of EVC.  Chief Executive Officer of
                                                                                Belair Capital Fund LLC, Belcrest Capital Fund LLC,
                                                                                Belmar Capital Fund LLC, Belport Capital Fund LLC
                                                                                and Belrose Capital Fund LLC (private investment
                                                                                companies sponsored by Eaton Vance).  Officer of 55
                                                                                investment companies managed by Eaton Vance or BMR.


                                       11

Name and                Position(s) with the          Term of Office and
Date of Birth             Trust/Portfolio             Length of Service         Principal Occupation(s) During Past Five Years
-------------           --------------------          ------------------        ----------------------------------------------

WILLIAM H. AHERN, JR.   Vice President of the Trust     Since 1995              Vice President of Eaton Vance and BMR.  Officer of
7/28/59                                                                         78 registered investment companies managed by
                                                                                Eaton Vance or BMR.

THOMAS J. FETTER        Vice President of the Trust     Since 1997              Vice President of Eaton Vance and BMR.  Officer of
8/20/43                                                                         123 registered investment companies managed by
                                                                                Eaton Vance or BMR.

THOMAS P. HUGGINS       Vice President of the HI        Since 2000              Vice President of Eaton Vance and BMR.  Officer of
3/7/66                  Portfolio                                               7 registered investment companies managed by Eaton
                                                                                Vance or BMR.

MICHAEL R. MACH         Vice President of the Trust     Since 1999              Vice President of Eaton Vance and BMR.  Previously,
7/15/47                                                                         Managing Director and Senior Analyst for Robertson
                                                                                Stephens (1998-1999).  Officer of 28 registered
                                                                                investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH     Vice President of the Trust     Since 1998              Vice President of Eaton Vance and BMR.  Officer of
1/22/57                                                                         123 registered investment companies managed by
                                                                                Eaton Vance or BMR.

SCOTT H. PAGE           Vice President of the FR        Since 2000              Vice President of Eaton Vance and BMR.  Officer of
11/30/59                Portfolio                                               13 registered investment companies managed by Eaton
                                                                                Vance or BMR.

DUNCAN W. RICHARDSON    Vice President of the Trust     Since 2001              Senior Vice President and Chief Equity Investment
10/26/57                                                                        Officer of Eaton Vance and BMR.  Officer of 44
                                                                                registered investment companies managed by Eaton
                                                                                Vance or BMR.

WALTER A. ROW, III      Vice President of the Trust     Since 2001              Director of Equity Research and a Vice President of
7/20/57                                                                         Eaton Vance and BMR.  Officer of 24 registered
                                                                                investment companies managed by Eaton Vance or BMR.

JUDITH A. SARYAN        Vice President of the Trust     Since 2003              Vice President of Eaton Vance and BMR.  Officer of
8/21/54                                                                         27 registered investment companies managed by Eaton
                                                                                Vance or BMR.

SUSAN SCHIFF            Vice President of the Trust     Since 2002              Vice President of Eaton Vance and BMR.  Officer of
3/13/61                                                                         27 registered investment companies managed by Eaton
                                                                                Vance or BMR.

PAYSON F. SWAFFIELD     President of the FR Portfolio   Since 2002*             Vice President of Eaton Vance and BMR.  Officer of
8/13/56                                                                         13 registered investment companies managed by Eaton
                                                                                Vance or BMR.

MICHAEL W. WEILHEIMER   President of HI Portfolio       Since 2002*             Vice President of Eaton Vance and BMR.  Officer of
2/11/61                                                                         10 registered investment companies managed by Eaton
                                                                                Vance or BMR.

PAUL M. O'NEIL          Chief Compliance Officer        Since 2004              Vice President of Eaton Vance and BMR.  Officer of
7/11/53                                                                         192 registered investment companies managed by
                                                                                Eaton Vance or BMR.

BARBARA E. CAMPBELL     Treasurer of FR and HI          Since 2002*             Vice President of Eaton Vance and BMR.  Officer of
6/19/57                 Portfolios                                              192 registered investment companies managed by
                                                                                Eaton Vance or BMR.

JAMES L. O'CONNOR       Treasurer of the Trust          Since 1989              Vice President of BMR, Eaton Vance and EVD. Officer
4/1/45                                                                          of 114 registered investment companies managed by
                                                                                Eaton Vance or BMR.

ALAN R. DYNNER          Secretary                       For the Trust since     Vice President, Secretary and Chief Legal Officer of
10/10/40                                                1997; of the FR         BMR, Eaton Vance, EVD, EV and EVC.  Officer of 192
                                                        Portfolio since 2000;   registered investment companies managed by
                                                        of the HI Portfolio     Eaton Vance or BMR.
                                                        since 1997

*Prior to 2002, Mr. Swaffield served as Vice President of the FR Portfolio since 2000 and Mr. Weilheimer served as Vice President of the HI Portfolio since 1995. Ms. Campbell served as Assistant Treasurer of the FR Portfolio since 2000 and the HI Portfolio since 1993.

The Board of Trustees of the Trust and the Portfolio have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The Contract Review Subcommittee of the Special Committee is comprised of only noninterested Trustees.

The Governance Committee of the Board of Trustees of the Trust and the Portfolio is comprised of the noninterested Trustees. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and the compensation of noninterested Trustees. During the fiscal year ended October 31, 2004, the Governance Committee convened five times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted to the Governance Committee, contains sufficient background information concerning the candidate and is received in a sufficiently timely manner.

Messrs. Reamer (Chair), Hayes, Park and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust and the Portfolio. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund and Portfolio's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund and Portfolio's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund and Portfolio's compliance with legal and regulatory requirements that relate to the Fund and Portfolio's accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended October 31, 2004, the Audit Committee convened five times.

Messrs. Hayes (Chair), Park, Pearlman and Reamer and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Trust and the Portfolio. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, Portfolio or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund and Portfolio, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, Portfolio or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act.

On August 16, 2004, the Special Committee adopted a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The members of the Contract Review Subcommittee were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. During the fiscal year ended October 31, 2004, the Special Committee convened five times.

In considering the renewal of the investment advisory  agreement(s)  between the
Portfolio  and  the  investment   adviser,   the  Contract  Review  Subcommittee
considered, among other things, the following:

  * An independent report comparing Portfolio advisory fees with those of comparable funds (in the case of a renewal);
  * An independent report comparing Fund expense ratios to those of comparable funds;

  * Information on the investment performance (in the case of a renewal), the relevant peer group(s) of funds and appropriate indices;
  *  Sales  and  redemption  data in  respect  of the  Fund  (in  the  case of a renewal);
  * The economic outlook and the general investment outlook in the relevant investment markets;
  * Eaton Vance's results and financial condition and the overall organization of the investment adviser;
  *  Arrangements regarding the distribution of Fund shares;
  *  The procedures used to determine the fair value of the Fund's assets;
  * Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;
  * The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the fund(s) it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;
  * The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

  *  The  terms  of  the  advisory   agreement   and  the   reasonableness   and
     appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Contract Review Subcommittee also considered the investment adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreement(s). The Contract Review Subcommittee noted the extensive in-house research capabilities of the investment adviser. Specifically, for the Floating Rate Portfolio, the Contract Review Subcommittee considered the investment adviser's experience in managing senior loan portfolios. The Contract Review Subcommittee noted the experience of the 23 bank loan investment professionals and other personnel who would provide services under the investment advisory agreement(s), including 4 portfolio managers and 11 analysts. Many of these portfolio managers and analysts have previous experience working for commercial banks and other lending institutions. Specifically, for High Income Portfolio, the Contract Review Subcommittee considered the investment adviser's high-yield portfolio management team, including portfolio managers who perform their own investment and credit analysis and analysts who evaluate issuers' financial resources, operating history and sensitivity to economic conditions. The Contract Review Subcommittee also took into account the time and attention to be devoted by senior management to High Income Portfolio and the other funds in the complex. The Contract Review Subcommittee evaluated the level of skill required to manage both Floating Rate and High Income Portfolios and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of each Portfolio.

In addition to the factors mentioned above, the Contract Review Subcommittee also reviewed the level of the investment adviser's profits in respect of the management of the Eaton Vance funds, including the Portfolio, including the profit margin of the investment adviser in comparison with available industry data. The Contract Review Subcommittee considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Portfolio. In addition, the Contract Review Subcommittee considered the fiduciary duty assumed by the investment adviser in connection with the service rendered to the Portfolio and the business reputation of the investment adviser, its financial resources and its professional liability insurance coverage.

The Contract Review Subcommittee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement(s). Nor are the items described herein all encompassing of the matters considered by the Contract Review Subcommittee. In assessing the information provided by Eaton Vance and its affiliates, the Contract Review Subcommittee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Contract Review Subcommittee concluded that the renewal of the investment advisory agreement(s), including the fee structure (described herein) is in the interests of shareholders.

SHARE OWNERSHIP. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004.

                                              Aggregate Dollar Range of Equity
                         Dollar Range of     Securities Owned in All Registered
                        Equity Securities     Funds Overseen by Trustee in the
   Name of Trustee      Owned in the Fund         Eaton Vance Fund Complex
   ---------------      -----------------         -------------------------
INTERESTED TRUSTEES
  James B. Hawkes                                       over $100,000
NONINTERESTED TRUSTEES
  Samuel L. Hayes, III                                  over $100,000
  William H. Park                                       over $100,000
  Ronald A. Pearlman                                    over $100,000
  Norton H. Reamer                                      over $100,000
  Lynn A. Stout                                      $50,001 - $100,000

As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:

 1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;
 2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or
 3. Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD;
     (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or the Portfolio or any of their immediate family members served as an officer.

Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust and the Portfolio are paid by the Fund (and other series of the Trust) and the Portfolio, respectively. (A Trustee of the Trust and the Portfolio who is a member of the Eaton Vance organization receives no compensation from the Trust and the Portfolio). During the fiscal year ended October 31, 2004, the Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Trust and the Portfolio. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

 Source of       Jessica M.     Samuel L.   William H.   Ronald A.   Norton H.   Lynn A.
Compensation    Bibliowicz(8)     Hayes        Park      Pearlman     Reamer      Stout
------------    ------------    ---------   ----------   ---------   ---------   -------
  Trust(2)           $              $           $            $           $          $
FR Portfolio                                   (4)                                 (5)
   Total                                      (3)(6)        (3)                    (7)

(1) As of December 1, 2004, the Eaton Vance fund complex consists of 192 registered investment companies or series thereof.
(2)  The Trust consisted of 23 Funds as of October 31, 2004.
(3)  Messrs. Park and Pearlman became Trustees in June of 2003.
(4)  Includes $_____ of deferred compensation.
(5)  Includes $_____ of deferred compensation.
(6)  Includes $_____ of deferred compensation.
(7)  Includes $_____ of deferred compensation.
(8)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

The interested and noninterested Trustees of HI Portfolio are the same persons as those of the FR Portfolio. The Committee structure and Trustee compensation policies of HI Portfolio and FR Portfolio are identical.

ORGANIZATION

The Fund is a series of the Trust, which was organized under Massachusetts law on May 7, 1984 and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

Each Portfolio was organized as a Trust under the laws of the state of New York on June 19, 2000 for FR Portfolio and on May 1, 1992 for HI Portfolio and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Fund may be required to vote on matters pertaining to the Portfolio. When required by law to do so, the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

PROXY VOTING POLICY. The Board of Trustees of the Trust and Portfolio have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund's and Portfolio's investment adviser and adopted the investment adviser's proxy voting policies and procedures (the "Policies") which are described below. The Trustees will review the Fund's and Portfolio's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Boards' Special Committee except as contemplated under the Fund Policy. The Boards' Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund and Portfolio will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the proxy will either be voted strictly in accordance with the Policies or the investment adviser will seek instruction on how to vote from the Special Committee. Information on how the Fund and Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 is available
(1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                 INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISORY SERVICES. The investment adviser manages the investments and affairs of the Portfolio and provides related office facilities and personnel subject to the supervision of the Portfolio's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities. Unless otherwise specified, the description of the Investment Advisory Agreement set forth below describes each Portfolio's Agreement.

For a description of the compensation that the FR Portfolio pays the investment adviser under the investment advisory agreement on average daily net assets up to $1 billion, see the prospectus. On net assets of $1 billion and over the annual fee is reduced and the advisory fee is computed as follows:

Average Daily Net Assets for the Month             Annual Fee Rate
--------------------------------------             ---------------
$1 billion, but less than $2 billion                    0.525%
$2 billion, but less than $5 billion                    0.500%
$5 billion and over                                     0.480%

The following table sets forth the net assets of FR Portfolio and the advisory fees earned during the three fiscal years ended October 31, 2004.

                                    Advisory Fee Paid for Fiscal Years Ended
                                    ----------------------------------------
Net Assets at 10/31/04               10/31/04      10/31/03        10/31/02
----------------------               --------      --------        --------
          $                          $            $8,213,946      $7,990,283

With respect to assets of the Fund invested in HI Portfolio, the investment adviser's monthly fee is equal to the aggregate of (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each category as set forth in the prospectus, plus (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same category bears to the total daily net assets on such day) in each category. For the three fiscal years ended October 31, 2004, the HI Portfolio advisory fee equaled ______%, 0.60% and, 0.60%, respectively, of average daily net assets.

The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

ADMINISTRATIVE SERVICES. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, and the Fund is authorized to pay Eaton Vance a fee in the amount of 0.15% of average daily net assets for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

The following table sets forth the net assets of the Fund at October 31, 2004 and the administration fees paid during the three fiscal years ended October 31, 2004.

                                Administration Fee Paid for Fiscal Years Ended
                                ----------------------------------------------
Net Assets at 10/31/04             10/31/04         10/31/03          10/31/02
----------------------             --------         --------          --------
          $                        $                $720,014          $848,663

SUB-TRANSFER AGENCY SERVICES. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro rata share of such fee. For the fiscal year ended October 31, 2004, the transfer agent accrued for or paid to Eaton Vance $_____ for sub-transfer agency services performed on behalf of the Fund.

INFORMATION ABOUT BMR AND EATON VANCE. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott
H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance).
The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

CODE OF ETHICS. The investment adviser and the Fund and the Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

EXPENSES. Each Fund and Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses.

The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Advisers Class, Class A and Class I shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD.

CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolio. IBT has custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. _______________________, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of the Fund and Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AGENT. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

The Trustees have approved and monitor the procedures under which Senior Loans are valued. The investment adviser and the Valuation Committee may implement new pricing methodologies or expand or reduce mark-to-market valuation of Senior Loans in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for Senior Loans. In determining the fair value of a Senior Loan, the investment adviser will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Portfolio's Trustees based upon procedures approved by the Trustees.

Debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Investments for which reliable market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Portfolio may rely on an independent fair valuation service in making any such adjustment.

                         PURCHASING AND REDEEMING SHARES

ADDITIONAL INFORMATION ABOUT PURCHASES. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. The sales charge included in the public offering price of Class A shares is divided between the principal underwriter and the investment dealer. The sales charge table is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

SUSPENSION OF SALES. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Portfolio. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

SYSTEMATIC WITHDRAWAL PLAN. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                  SALES CHARGES

DEALER COMMISSIONS. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

PURCHASES AT NET ASSET VALUE. Advisers Class, Class A and Class I shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account. Any new or revised sales charge or CDSC waiver will be prospective only.

STATEMENT OF INTENTION. If it is anticipated that $100,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

RIGHT OF ACCUMULATION. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class D, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

CONVERSION FEATURE. Class B shares held for eight years (the "holding period") will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

EXCHANGE PRIVILEGE. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

TAX-DEFERRED RETIREMENT PLANS. Advisers Class, Class A and Class C shares are available for purchase in connection with certain tax-deferred retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTION AND SERVICE PLANS

The Trust has in effect a Service Plan (the "Advisers Class and Class A Plan") for the Fund's Advisers Class and Class A shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Advisers Class and Class A Plan provides that Advisers Class and Class A shares of the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Advisers Class and Class A service fees are paid quarterly in arrears. For the service fees paid by Advisers Class and Class A shares, see Appendix A and Appendix B.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing
(i) sales commissions equal to 6.25% of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in THE WALL STREET JOURNAL applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix C and Appendix D.

The Class B and Class C Plans also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix C and Appendix D.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 19, 2000 and March 17, 2003. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

PERFORMANCE CALCULATIONS. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B, Appendix C, Appendix D and Appendix E.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. Actual yield may be affected by variations in sales charges on investments.

DISCLOSURE OF PORTFOLIO HOLDINGS AND RELATED INFORMATION. In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http:// www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). The Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265. The Fund also will post a complete list of its portfolio holdings as of each calendar quarter end on the Eaton Vance website within 60 days of calendar quarter-end.

In addition to the disclosure of complete portfolio holdings, the Fund has adopted policies with respect to the disclosure of other information concerning the characteristics of the Fund's portfolio. The Fund discloses its top ten holdings as of the end of each calendar quarter within 30 days after such quarter-end on Eaton Vance's website, www.eatonvance.com. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265. Information concerning performance attributes, total assets, industries, sectors, country weights, region weights, duration and other characteristics may be available upon request to existing and prospective shareholders and financial intermediaries as of the end of each calendar month within 15 days after month-end. Information concerning performance attribution may be disclosed in narrative or quantitative form as of the end of each calendar quater within 30 days after quarter-end.

The portfolio holdings of the Fund and other information concerning Fund portfolio characteristics may be considered material, non-public information. In an effort to prevent the misuse of such information, the Fund has adopted a general policy not to selectively disclose to any person the portfolio holdings and related information of the Fund. The Fund's policy of preventing selective disclosure of portfolio holdings does not apply to: 1) persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm); 2) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as the arrangements described in the following paragraph); or 3) entities whose primary business is the issuance of credit ratings, provided that the portfolio holdings information is disclosed solely for the purpose of developing a credit rating and the rating so issued is publicly available.

Disclosure of non-public portfolio holdings and information concerning other portfolio characteristics of the Fund, as described in clause 2) above, must be authorized by the Fund's Chief Compliance Officer. Any arrangement under which a party receives more frequent than standard disclosure of portfolio holdings or other portfolio information because there is a legitimate business purpose and the party as entered into a non-disclosure agreement will be reported to the Board of Trustees at the next occurring meeting. The Board of Trustees monitors these policies and any arrangements established thereunder to ensure that they are appropriate and consistent with shareholders' best interests.

The Fund, its investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund's portfolio holdings.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading shares of the Fund and/or portfolio securities held by the Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year ended October 31, 2004.

Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and
(ii) will be entitled to the gross income of the Portfolio attributable to such share.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The HI Portfolio's investment in zero coupon, deferred interest and certain payment-in-kind or other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Portfolio and, in order to avoid a tax payable by the Fund, the Portfolio may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower-rated or unrated securities may present special tax issues for the Portfolio to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Portfolio's taking certain positions in connection with ownership of such distressed securities.

The Portfolio's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in "passive foreign investment companies" could subject the Portfolio to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund".

The Portfolio may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of the total assets of the Portfolio will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Portfolio and allocated to the Fund, with the result that shareholders will not include in income, and will not be entitled to take any foreign tax credits or deductions for, such foreign taxes.

A portion of distributions made by the Fund which are derived from dividends from domestic corporations may qualify for the dividends-received deduction ("DRD") for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder's shares. Distributions eligible for the DRD may give rise to or increase an alternative minimum tax for certain corporations.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

The FR Portfolio will acquire Senior Loans from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Senior Loans may be acquired, BMR, the Portfolio's investment adviser will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Senior Loans which they have sold, they may act as principal or on an agency basis in connection with their sale by the Portfolio.

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, the Portfolio's investment adviser. The Portfolio is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for the Portfolio. The investment adviser may engage in Portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Portfolio and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In  the  event  that  the  investment  adviser  executes  Portfolio   securities
transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Portfolio by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Portfolio will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended October 30, 2004, as well as the amount of Portfolio security transactions for the most recent fiscal year (if any) that were directed to firms that provided some research services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of research services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.

                                        Amount of            Commissions Paid
                     Brokerage         Transactions           on Transactions
                    Commission       Direted to Firms        Directed to Firms
Fiscal Year End        Paid         Providing Research      Providing Reserach
---------------     -----------     ------------------      ------------------
October 31, 2004        $                    $                      $
October 31, 2003        $-0-
October 31, 2002        $-0-

For the HI Portfolio:


                                        Amount of            Commissions Paid
                     Brokerage         Transactions           on Transactions
                    Commission       Direted to Firms        Directed to Firms
Fiscal Year End        Paid         Providing Research      Providing Reserach
---------------     -----------     ------------------      ------------------
October 31, 2004        $                    $                      $
October 31, 2003     $54,887
October 31, 2002     $44,729


                              FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Fund and the FR Portfolio appear in the most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.


HOUSEHOLDING. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

                                                                      APPENDIX A

                  ADVISERS CLASS FEES, PERFORMANCE & OWNERSHIP

SALES COMMISSIONS, SERVICE FEES AND REPURCHASE TRANSACTION FEES. For the fiscal year ended October 31, 2004, total sales commissions in the amount of $_______ were paid by the principal underwriter to investment dealers, and the Advisers Class paid service fees of $________, which was paid to the principal underwriter. For the fiscal year ended October 31, 2004, repurchase transaction fees in the amount of $_______ were paid to the principal underwriter.

REDEMPTION FEES. Advisers Class shares generally are subject to a redemption fee equal to 1% of the amount redeemed or exchanged within three months of the settlement of the purchase. For the fiscal year ended October 31, 2004, the Fund received redemption fees equal to $__________.

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                                                                         Length of Period Ended
                                                                                            October 31, 2004

Average Annual Total Return:                                                            One Year     Life of Fund*
----------------------------                                                            --------     -------------
Before Taxes and Excluding Maximum Sales Charge                                          4.76%          4.60%
Before Taxes and Including Maximum Sales Charge                                          4.76%          4.60%
After Taxes on Distributions and Excluding Maximum Sales Charge                          3.44%          2.57%
After Taxes on Distributions and Including Maximum Sales Charge                          3.44%          2.57%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge           3.08%          2.66%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge           3.08%          2.66%
  Advisers Class commenced operations September 7, 2000.

For the 30 days ended October 31, 2004, the SEC yield for the Class was 3.85%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At December 1, 2004, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Charles Schwab & Co., Inc.                      San Francisco, CA       48.8%
Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL        17.3%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX B

                      CLASS A FEES, PERFORMANCE & OWNERSHIP

SALES CHARGES, SERVICE FEES AND REPURCHASE TRANSACTION FEES. For the period from the start of business, May 7, 2003, to the fiscal year ended October 31, 2004, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total service fees paid by the Fund, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

                                                                                                      Repurchase
                                                                                      Service        Transactions
                Sales Charges    Sales Charges     CDSC Paid                        Fees Paid to     Fees Paid to
Total Sales     to Investment    to Principal     to Principal    Total Service      Investment       Principal
Charges Paid       Dealers        Underwriter      Underwriter      Fees Paid         Dealers        Underwriter
------------    -------------    -------------    ------------    -------------     -------------    ------------
     $                $                $                $               $                 $                $

For the period from the start of business, May 7, 2003, to the fiscal year ended October 31, 2003, total sales charges of $131,946 were paid on sales of Class A, of which the principal underwriter received $7,593. The balance of such amount was paid to investment dealers.

REDEMPTION FEES. Class A shares generally are subject to a redemption fee equal to 1% of the amount redeemed or exchanged within three months of the settlement of the purchase. For the fiscal year ended October 31, 2004, the Fund received redemption fees equal to $.__________

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return prior to the date this Class was first offered reflects the total return of Advisers Class, adjusted to reflect the Class A sales charge. The Advisers Class total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class A total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                                                                         Length of Period Ended
                                                                                            October 31, 2004

Average Annual Total Return:                                                            One Year     Life of Fund*
----------------------------                                                            --------     -------------
Before Taxes and Excluding Maximum Sales Charge                                          4.69%          4.54%
Before Taxes and Including Maximum Sales Charge                                          2.29%          3.97%
After Taxes on Distributions and Excluding Maximum Sales Charge                          3.37%          2.52%
After Taxes on Distributions and Including Maximum Sales Charge                          1.00%          1.97%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge           3.03%          2.62%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge           1.47%          2.14%
  Class A commenced operations May 7, 2003.
  Advisers Class commenced operations September 7, 2000.

For the 30 days ended October 31, 2004, the SEC yield for the Class was 3.86%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At December 1, 2004, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL         10.6%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX C

                      CLASS B FEES, PERFORMANCE & OWNERSHIP

DISTRIBUTION, SERVICE AND REPURCHASE TRANSACTION FEES. For the fiscal year ended October 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

                                                        Uncovered                         Service        Repurchase
 Commission Paid      Distribution                     Distribution                         Fees         Transaction
   by Principal       Fee Paid to      CDSC Paid to    Charges (as a                      Paid to       Fees Paid to
  Underwriter to       Principal        Principal       % of Class                       Investment      Principal
Investment Dealers    Underwriter      Underwriter      Net Assets)     Service Fees      Dealers       Underwriter
------------------    -------------    ------------    -------------    ------------     ----------     ------------
        $                   $                $               $                $              $                $

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                                                                         Length of Period Ended
                                                                                            October 31, 2004

Average Annual Total Return:                                                            One Year     Life of Fund*
----------------------------                                                            --------     -------------
Before Taxes and Excluding Maximum Sales Charge                                          3.98%          3.87%
Before Taxes and Including Maximum Sales Charge                                         -1.02%          3.45%
After Taxes on Distributions and Excluding Maximum Sales Charge                          2.94%          2.11%
After Taxes on Distributions and Including Maximum Sales Charge                         -2.06%          1.67%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge           2.57%          2.21%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge          -0.67%          1.84%
  Class B commenced operations September 5, 2000.

For the 30 days ended October 31, 2004, the SEC yield for the Class was 3.14%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At December 1, 2004, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL        6.5%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX D

                      CLASS C FEES, PERFORMANCE & OWNERSHIP

DISTRIBUTION, SERVICE AND REPURCHASE TRANSACTION FEES. For the fiscal year ended October 31, 2004, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

                                                        Uncovered                         Service        Repurchase
 Commission Paid      Distribution                     Distribution                         Fees         Transaction
   by Principal       Fee Paid to      CDSC Paid to    Charges (as a                      Paid to       Fees Paid to
  Underwriter to       Principal        Principal       % of Class                       Investment      Principal
Investment Dealers    Underwriter      Underwriter      Net Assets)     Service Fees      Dealers       Underwriter
------------------    -------------    ------------    -------------    ------------     ----------     ------------
        $                   $                $               $                $              $                $

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                                                                         Length of Period Ended
                                                                                            October 31, 2004

Average Annual Total Return:                                                            One Year     Life of Fund*
----------------------------                                                            --------     -------------
Before Taxes and Excluding Maximum Sales Charge                                          3.98%          3.88%
Before Taxes and Including Maximum Sales Charge                                          2.98%          3.88%
After Taxes on Distributions and Excluding Maximum Sales Charge                          2.94%          2.11%
After Taxes on Distributions and Including Maximum Sales Charge                          1.94%          2.11%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge           2.57%          2.21%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge           1.93%          2.21%
  Class C commenced operations September 5, 2000.

For the 30 days ended October 31, 2004, the SEC yield for the Class was 3.14%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At December 1, 2004, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL        15.9%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX E

                      CLASS I FEES, PERFORMANCE & OWNERSHIP

REPURCHASE TRANSACTION FEES. For the fiscal year ended October 31, 2004, repurchase transaction fees in the amount of $______ were paid to the principal underwriter.

REDEMPTION FEES. Class I shares generally are subject to a redemption fee equal to 1% of the amount redeemed or exchanged within three months of the settlement of the purchase. For the fiscal year ended October 31, 2004, the Fund received redemption fees equal to $_______.

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.


                                                        Length of Period Ended
                                                           October 31, 2004

Average Annual Total Return:                          One Year     Life of Fund*
----------------------------                          --------     -------------
Before Taxes                                            5.02%          4.81%
After Taxes                                             3.61%          2.70%
After Taxes on Distributions and Redemption             3.25%          2.80%
  Class I commenced operations September 15, 2000.


For the 30 days ended October 31, 2004, the SEC yield for the Class was 4.10%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.  At December 1, 2004, James
B. Hawkes, Trustee of the Trust, owned or had voting control over 1.1% of this Class of the Fund. As of the same date, the remaining Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

         Charles Schwab & Co., Inc.        San Francisco, CA       48.3%
         Carey & Co.                       Columbus, OH             7.9%

Beneficial owners of 25% or more of this Class of the Fund are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX F

                     DESCRIPTION OF CORPORATE BOND RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these bonds is dependent on the investment adviser's judgment, analysis and experience.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

 1.  An application for rating was not received or accepted.
 2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
 3.  There is a lack of essential data pertaining to the issue or issuer.
 4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on this obligation are being continued. C is also used for a preferred stock that is in arrears (as well as for junior debt of issuers rated CCC and CC).

D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred - and not where a default is only expected. Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

NOTES: An obligation which is unrated exposes the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. Evaluation of such debt is dependent on the investment adviser's judgment, analysis and experience.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                           PART C - OTHER INFORMATION

ITEM 22. EXHIBITS (WITH INAPPLICABLE ITEMS OMITTED)

(a)(1) Amended and Restated Declaration of Trust of Eaton Vance Mutual Funds Trust dated August 17, 1993, filed as Exhibit (1)(a) to Post-Effective Amendment No. 23 filed July 14, 1995 and incorporated herein by reference.

   (2) Amendment dated July 10, 1995 to the Declaration of Trust filed as Exhibit (1)(b) to Post-Effective Amendment No. 23 filed July 14, 1995 and incorporated herein by reference.

   (3) Amendment dated June 23, 1997 to the Declaration of Trust filed as Exhibit (1)(c) to Post-Effective Amendment No. 38 filed October 30, 1997 and incorporated herein by reference.

   (4) Amendment of Establishment and Designation of Series of Shares of Beneficial Interest, Without Par Value as amended effective November 15, 2004 filed as Exhibit (a)(4) to Post-Effective Amendment No. 98 filed December 6, 2004 and incorporated herein by reference.

(b)(1) By-Laws as amended November 3, 1986 filed as Exhibit (2)(a) to Post-Effective Amendment No. 23 filed July 14, 1995 and incorporated herein by reference.

   (2) Amendment to By-Laws of Eaton Vance Mutual Funds Trust dated December 13, 1993 filed as Exhibit (2)(b) to Post-Effective Amendment No. 23 filed July 14, 1995 and incorporated herein by reference. .

   (3) Amendment to By-Laws of Eaton Vance Mutual Funds Trust dated June 18, 2002 filed as Exhibit (b)(3) to Post-Effective Amendment No. 87 filed September 13, 2002 and incorporated herein by reference.

(c)       Reference is made to Item 22(a) and 22(b) above.

(d)(1) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax Free Reserves dated August 15, 1995 filed as Exhibit (5)(b) to Post-Effective Amendment No. 25 filed August 17, 1995 and incorporated herein by reference.

   (2) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax-Managed Emerging Growth Fund dated September 16, 1997 filed as Exhibit (5)(c) to Post-Effective Amendment No. 37 filed October 17, 1997 and incorporated herein by reference.

   (3) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Municipal Bond Fund dated October 17, 1997 filed as Exhibit
          (5)(d) to Post-Effective Amendment No. 37 filed October 17, 1997 and incorporated herein by reference.

   (4) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance International Growth Fund dated June 18, 2001 filed as Exhibit
          (d)(6) to Post-Effective Amendment No. 76 filed June 21, 2001 and incorporated herein by reference.

   (5) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Equity Research Fund dated August 13, 2001 filed as Exhibit
          (d)(7) to Post-Effective Amendment No. 78 filed August 17, 2001 and incorporated herein by reference.

   (6) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax-Managed Equity Asset Allocation Fund dated December 10, 2001 filed as Exhibit (d)(6) to Post-Effective Amendment No. 80 filed December 14, 2001 and incorporated herein by reference.

   (7)(a) Investment Advisory and Administrative Agreement with Eaton Vance Management for Eaton Vance Low Duration Fund dated June 18, 2002 filed as Exhibit (d)(7) to Post-Effective Amendment No. 83 filed June 26, 2002 and incorporated herein by reference.

      (b) Fee Waiver Agreement between Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Low Duration Fund and Eaton Vance Management filed as Exhibit (d)(7)(b) to Post-Effective Amendment No. 95 filed April 28, 2004 and incorporated herein by reference.

   (8) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax-Managed Dividend Income Fund dated February 10, 2003 filed as Exhibit (d)(8) to Post-Effective Amendment No. 85 filed February 26, 2003 and incorporated herein by reference.

   (9) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax-Managed Emerging Markets Fund dated August 11, 2003 filed as Exhibit (d)(9) to Post-Effective Amendment No. 91 filed August 11, 2003 and incorporated herein by reference.

   (10) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Diversified Income Fund dated November 15, 2004 filed as Exhibit
          (d)(10) to Post-Effective Amendment No. 98 filed December 6, 2004 and incorporated herein by reference.

(e)(1) Distribution Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Cash Management Fund, and Eaton Vance Distributors, Inc. effective November 1, 1996 filed as Exhibit
          (6)(a)(4) to Post-Effective Amendment No. 34 filed April 21, 1997 and incorporated herein by reference.

   (2) Distribution Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Money Market Fund, and Eaton Vance Distributors, Inc. effective November 1, 1996 filed as Exhibit (6)(a)(6) to Post-Effective Amendment No. 34 filed April 21, 1997 and incorporated herein by reference.

   (3) Distribution Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Tax Free Reserves, and Eaton Vance Distributors, Inc. effective November 1, 1996 filed as Exhibit (6)(a)(7) to Post-Effective Amendment No. 34 filed April 21, 1997 and incorporated herein by reference.

   (4) Amended and Restated Distribution Agreement between Eaton Vance Mutual Funds Trust and Eaton Vance Distributors, Inc. effective as of June 16, 2003 with attached Schedule A filed as Exhibit (e)(4) to Post-Effective Amendment No. 89 filed July 9, 2003 and incorporated herein by reference.

      (a) Amended Schedule A to the Amended and Restated Distribution Agreement filed as Exhibit (e)(4)(a) to Post-Effective Amendment No. 98 filed December 6, 2004 and incorporated herein by reference.

   (5) Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (6)(b) to Post-Effective Amendment No. 61 filed December 28, 1995 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) and incorporated herein by reference.

(f) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

(g)(1) Custodian Agreement with Investors Bank & Trust Company dated October 15, 1992 filed as Exhibit (8) to Post-Effective Amendment No. 23 filed July 14, 1995 and incorporated herein by reference.

   (2) Amendment to Custodian Agreement with Investors Bank & Trust Company dated October 23, 1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 27 filed February 27, 1996 and incorporated herein by reference.

   (3) Amendment to Master Custodian Agreement with Investors Bank & Trust Company dated December 21, 1998 filed as Exhibit (g)(3) to the Registration Statement of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409) (Accession No. 0000950156-99-000050) filed January
          25, 1999 and incorporated herein by reference.

   (4) Extension Agreement dated August 31, 2000 to Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit (g)(4) to Post-Effective Amendment No. 85 of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409) filed January 23, 2001 (Accession No. 0000940394-01-500027) and incorporated herein by reference.

   (5) Delegation Agreement dated December 11, 2000 with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, File No. 333-32276, 811-05808, Amendment No. 5, filed April 3, 2001 (Accession No. 0000940394-01-500125) and incorporated herein by reference.

(h)(1)(a) Amended Administrative Services Agreement between Eaton Vance Mutual Funds Trust (on behalf of certain of its series) and Eaton Vance Management dated July 31, 1995 with attached schedules (including Amended Schedule A dated May 7, 1996) filed as Exhibit (9)(a) to Post-Effective Amendment No. 24 filed August 16, 1995 and incorporated herein by reference.

      (b) Amendment to Schedule A dated June 23, 1997 to the Amended Administrative Services Agreement dated July 31, 1995 filed as Exhibit
          (9)(a)(1) to Post-Effective Amendment No. 38 filed October 30, 1997 and incorporated herein by reference.

      (c) Schedule  A-1  effective  March 2, 1998 to the Amended  Administrative
          Services Agreement filed as Exhibit (h)(1)(c) to Post-Effective Amendment No. 98 filed December 6, 2004 and incorporated herein by reference.

      (d) Schedule  A-2  effective  June 22, 1998 to the Amended  Administrative
          Services Agreement filed as Exhibit (h)(1)(d) to Post-Effective Amendment No. 98 filed December 6, 2004 and incorporated herein by reference.

      (e) Schedule A-3 effective November 15, 2004 to the Amended Administrative Services Agreement filed as Exhibit (h)(1)(e) to Post-Effective Amendment No. 98 filed December 6, 2004 and incorporated herein by reference.

   (2)(a) Administrative Services Agreement between Eaton Vance Mutual Funds Trust (on behalf of certain of its series) and Eaton Vance Management dated August 16, 1999 filed as Exhibit (h)(2) to Post-Effective Amendment No. 54 filed August 26, 1999 and incorporated herein by reference.

      (b) Schedule A to the  Administrative  Services Agreement filed as Exhibit
          (h)(2)(b) to Post-Effective Amendment No. 91 filed August 11, 2003 and incorporated herein by reference.

   (3)    Transfer  Agency  Agreement dated as of July 31, 2003 filed as Exhibit
          (h)(3) to Post-Effective Amendment No. 82 of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) filed July 31, 2003 (Accession No.
          0000940394-03-000592) and incorporated herein by reference.

   (4) Sub-Transfer Agency Services Agreement effective August 1, 2002 between PFPC Inc. and Eaton Vance Management filed as Exhibit (h)(3) to Post-Effective Amendment No. 45 of Eaton Vance Investment Trust (File Nos. 33-1121, 811-4443 filed July 24, 2002 (Accession No. 0000940394-02-0004620) and incorporated herein by reference.

(i)(1)    Opinion of Internal  Counsel  dated  December 3, 2004 filed as Exhibit
          (i) to Post-Effective Amendment No. 98 filed December 6, 2004 and incorporated herein by reference.

   (2)    Consent of Internal Counsel dated December 15, 2004 filed herewith.

(j) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(m)(1)(a) Distribution Plan for Eaton Vance Money Market Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated June 19, 1995 filed as Exhibit (15)(h) to Post-Effective Amendment No. 25 filed August 17, 1995 and incorporated herein by reference.

      (b) Amendment to Distribution Plan for Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Money Market Fund adopted June 24, 1996 filed as Exhibit (15)(h)(1) to Post-Effective Amendment No. 34 filed April 21, 1997 and incorporated herein by reference.

   (2)(a) Eaton Vance Mutual Funds Trust Class A Service Plan adopted June 23, 1997 filed as Exhibit (15)(i) to Post-Effective Amendment No. 38 filed October 30, 1997 and incorporated herein by reference.

      (b) Schedule  A to Class A Service  Plan  filed as  Exhibit  (m)(2)(b)  to
          Post-Effective   Amendment   No.  98  filed   December   6,  2004  and
          incorporated herein by reference.

   (3)(a) Eaton Vance Mutual Funds Trust Class B Distribution Plan adopted June 23, 1997 filed as Exhibit (15)(j) to Post-Effective Amendment No. 38 filed October 30, 1997 and incorporated herein by reference.

      (b) Schedule A to Class B Distribution  Plan filed as Exhibit (m)(3)(b) to
          Post-Effective   Amendment   No.  98  filed   December   6,  2004  and
          incorporated herein by reference.

   (4)(a) Eaton Vance Mutual Funds Trust Class C Distribution Plan adopted June 23, 1997 filed as Exhibit (15)(k) to Post-Effective Amendment No. 38 filed October 30, 1997 and incorporated herein by reference.

      (b) Schedule A to Class C Distribution  Plan filed as Exhibit (m)(4)(b) to
          Post-Effective   Amendment   No.  98  filed   December   6,  2004  and
          incorporated herein by reference.

   (5) Eaton Vance Mutual Funds Trust Class C Distribution Plan for Eaton Vance Low Duration Fund adopted June 18, 2002 filed as Exhibit
          (m)(5)(a) to Post-Effective Amendment No. 83 filed June 26, 2002 and incorporated herein by reference.

   (6) Eaton Vance Mutual Funds Trust Class D Distribution Plan adopted December 11, 2000 with attached Schedules (A and A-1) as Exhibit
          (6)(a) to Post-Effective Amendment No. 71 filed January 12, 2001 and incorporated herein by reference.

   (7) Eaton Vance Mutual Funds Trust Class R Distribution Plan adopted June 16, 2003 with attached Schedule A filed as Exhibit (m)(7) to Post-Effective Amendment No. 89 filed July 9, 2003 and incorporated herein by reference.

(n)(1) Amended and Restated Multiple Class Plan dated February 9, 2004 filed as Exhibit (o)(1) to Post-Effective Amendment No. 94 filed February 26, 2004 and incorporated herein by reference.

   (2) Schedule A effective November 15, 2004 to Amended and Restated Multiple Class Plan dated February 9, 2004 filed as Exhibit (n)(2) to Post-Effective Amendment No. 98 filed December 6, 2004 and incorporated herein by reference.

(p)(1) Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management, Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised June 4, 2002, filed as Exhibit (p) to Post-Effective Amendment No. 45 of Eaton Vance Investment Trust (File Nos. 33-1121, 811-4443) filed July 24, 2002 (Accession No. 0000940394-02-000462) and incorporated herein by reference.

   (2) Code of Ethics adopted by Atlanta Capital Management Company LLC effective December 26, 2000 filed as Exhibit (p)(2) to Post-Effective Amendment No. 80 filed December 14, 2001 and incorporated herein by reference.

   (3) Code of Ethics adopted by Fox Asset Management, LLC effective March 1, 2004 filed as Exhibit (p)(3) to Post-Effective Amendment No. 70 of Eaton Vance Special Investment Trust filed April 28, 2004 (Accession No. 0000940394-04-000434) and incorporated herein by reference.

   (4) Code of Ethics adopted by Parametric Portfolio Associates effective June 15, 2001 filed as Exhibit (p)(4) to Post-Effective Amendment No. 91 filed August 11, 2003 and incorporated herein by reference.

(q)(1) Power of Attorney for Eaton Vance Mutual Funds Trust dated July 1, 2003 filed as Exhibit (q)(1) to Post-Effective Amendment No. 89 filed July 9, 2003 and incorporated herein by reference.

   (2) Power of Attorney for Government Obligations Portfolio and Strategic Income Portfolio dated July 1, 2003 filed as Exhibit (q)(18) to Post-Effective Amendment No. 89 filed July 1, 2003 and incorporated herein by reference.

   (3) Power of Attorney for Tax-Managed Growth Portfolio dated July 1, 2003 filed as Exhibit (q)(3) to Post-Effective Amendment No. 90 filed July 16, 2003 and incorporated herein by reference.

   (4) Power of Attorney for Tax-Managed Small-Cap Value Portfolio dated July 1, 2003 filed as Exhibit (q)(4) to Post-Effective Amendment No. 90 filed July 16, 2003 and incorporated herein by reference.

   (5) Power of Attorney for Investment Portfolio dated July 1, 2003 filed as Exhibit (q)(5) to Post-Effective Amendment No. 90 filed July 16, 2003 and incorporated herein by reference.

   (6) Power of Attorney for Floating Rate Portfolio dated July 1, 2003 filed as Exhibit (q)(6) to Post-Effective Amendment No. 90 filed July 16, 2003 and incorporated herein by reference.

   (7) Power of Attorney for High Income Portfolio dated July 1, 2003 filed as Exhibit (q)(7) to Post-Effective Amendment No. 90 filed July 16, 2003 and incorporated herein by reference.

   (8) Power of Attorney for Tax-Managed International Growth Portfolio and Tax-Managed Multi-Cap Opportunity Portfolio dated July 1, 2003 filed as Exhibit (q)(8) to Post-Effective Amendment No. 90 filed July 16, 2003 and incorporated herein by reference.

   (9) Power of Attorney for Tax-Managed Mid-Cap Core Portfolio dated July 1, 2003 filed as Exhibit (q)(9) to Post-Effective Amendment No. 90 filed July 16, 2003 and incorporated herein by reference.

   (10) Power of Attorney for Tax-Managed Small-Cap Growth Portfolio dated July 1, 2003 filed as Exhibit (q)(10) to Post-Effective Amendment No. 90 filed July 16, 2003 and incorporated herein by reference.

   (11) Power of Attorney for Tax-Managed Value Portfolio dated July 1, 2003 filed as Exhibit (q)(11) to Post-Effective Amendment No. 90 filed July 16, 2003 and incorporated herein by reference.

   (12) Power of Attorney for Cash Management Portfolio dated July 1, 2003 filed as Exhibit (q)(12) to Post-Effective Amendment No. 90 filed July 16, 2003 and incorporated herein by reference.

   (13) Power of Attorney for Investment Grade Income Portfolio dated August 11, 2003 filed as Exhibit (q)(13) to Post-Effective Amendment No. 95 filed April 28, 2004 and incorporated herein by reference.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     Not applicable

ITEM 24. INDEMNIFICATION

     Article IV of the Registrant's Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote.
Article XI of the By-Laws contains indemnification provisions. Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

     The distribution agreements of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to: (i) the information set forth under the caption "Management and Organization" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) , Boston Management and Research (File No. 801-43127), Atlanta Capital Management Company, LLC (File No. 801- 52179), Fox Asset Management, LLC (File No. 801-26379), Parametric Portfolio Associates (File No. 801-60485) and Eaton Vance Investment Counsel (File No. 801-63334) filed with the Commission, all of which are incorporated herein by reference.

ITEM 26. PRINCIPAL UNDERWRITERS

    (a) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the registered investment companies named below:

Eaton Vance Advisers Senior Floating-Rate Fund          Eaton Vance Mutual Funds Trust
Eaton Vance Growth Trust                                Eaton Vance Prime Rate Reserves
Eaton Vance Institutional Senior Floating-Rate Fund     Eaton Vance Series Trust II
Eaton Vance Investment Trust                            Eaton Vance Special Investment Trust
Eaton Vance Municipals Trust                            EV Classic Senior Floating-Rate Fund
Eaton Vance Municipals Trust II                         Eaton Vance Variable Trust

    (b)

        (1)                           (2)                           (3)
 Name and Principal           Positions and Offices        Positions and Offices
  Business Address*        with Principal Underwriter         with Registrant
  -----------------        --------------------------         ---------------

      Ira Baron                  Vice President                     None
    John Bercini                 Vice President                     None
     Chris Berg                  Vice President                     None
  Kate B. Bradshaw               Vice President                     None
    Timothy Breer                Vice President                     None
   Eric Caplinger                Vice President                     None
    Mark Carlson                 Vice President                     None
     Randy Clark                 Vice President                     None
  Daniel C. Cataldo       Vice President and Treasurer              None
  Patrick Cosgrove               Vice President                     None
     Raymond Cox                 Vice President                     None
    Peter Crowley                Vice President                     None
    Kevin Darrow                 Vice President                     None
    Derek Devine                 Vice President                     None
   Todd Dickinson                Vice President                     None
     John Dolan                  Vice President                     None
   James Durocher                Vice President                     None
   Alan R. Dynner    Vice President, Secretary and Clerk         Secretary
  Robert Ellerbeck               Vice President                     None

    Daniel Ethier                Vice President                     None
     Troy Evans                  Vice President                     None
     Vince Falbo                 Vice President                     None
 Richard A. Finelli              Vice President                     None
    Daniel Flynn                 Vice President                     None
     James Foley                 Vice President                     None
  Michael A. Foster              Vice President                     None
   Kathleen Fryer                Vice President                     None
Anne Marie Gallagher             Vice President                     None
  William M. Gillen           Senior Vice President                 None
  Hugh S. Gilmartin              Vice President                     None
    John Greenway                Vice President                     None
   Jorge Gutierrez               Vice President                     None
    Peter Hartman                Vice President                     None
   James B. Hawkes         Vice President and Director             Trustee
  Joseph Hernandez               Vice President                     None
   Perry D. Hooker               Vice President                     None
  Elizabeth Johnson              Vice President                     None
    Paul F. Jones                Vice President                     None
     Steve Jones                 Vice President                     None
   Lindsey Kidder                Vice President                     None
   Thomas P. Luka                Vice President                     None
    Coleen Lynch                 Vice President                     None
    John Macejka                 Vice President                     None
   Geoff Marshall                Vice President                     None
  Christopher Mason              Vice President                     None
    Judy Snow May                Vice President                     None
    Don McCaughey                Vice President                     None
   Andy McClelland               Vice President                     None
    Dave McDonald                Vice President                     None
     Tim McEwen                  Vice President                     None
  Morgan C. Mohrman           Senior Vice President                 None
     Don Murphy                  Vice President                     None
  James A. Naughton              Vice President                     None
    Joseph Nelson                Vice President                     None
   Mark D. Nelson                Vice President                     None
    Scott Nelson                 Vice President                     None
  Linda D. Newkirk               Vice President                     None
    James O'Brien                Vice President                     None
  James L. O'Connor              Vice President                   Treasurer
    Andrew Ogren                 Vice President                     None
     Philip Pace                 Vice President                     None
    Margaret Pier                Vice President                     None
    Shannon Price                Vice President                     None
    James Putman                 Vice President                     None
     James Queen                 Vice President                     None
    David Richman                Vice President                     None
      Tim Roach                  Vice President                     None
    Randy Skarda                 Vice President                     None
  Lawrence Sinsimer           Senior Vice President                 None
   Bill Squadroni                Vice President                     None
   Joseph Staszkiw               Vice President                     None
  William M. Steul         Vice President and Director              None
Cornelius J. Sullivan         Senior Vice President                 None
    Frank Sweeney                Vice President                     None
   Stefan Thielen                Vice President                     None
   Michael Tordone               Vice President                     None
   John M. Trotsky               Vice President                     None
    Jerry Vainisi                Vice President                     None
    John Vaughan                 Vice President                     None
     Chris Volf                  Vice President                     None
     Greg Walsh                  Vice President                     None
    Stan Weiland                 Vice President                     None
 Wharton P. Whitaker         President and Director                 None
   Greg Whitehead                Vice President                     None
   Mark Whitehouse               Vice President                     None
    Steve Widder                 Vice President                     None

   Charles Womack                Vice President                     None
   Joseph Yasinski               Vice President                     None
     Trey Young                  Vice President                     None
    Gregor Yuska                 Vice President                     None


-----------------------------
*  Address is The Eaton Vance Building, 255 State Street, Boston, MA  02109

    (c) Not applicable

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Mail Code ADM27, Boston, MA 02116, and its transfer agent, PFPC Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the administrator and investment adviser or sub-adviser. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the relevant investment adviser or sub-adviser.

ITEM 28. MANAGEMENT SERVICES

     Not applicable

ITEM 29. UNDERTAKINGS

     The Registrant undertakes to include the information required by Item 5 of Form N-1A in its annual reports to shareholders under Rule 30d-1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on December 15, 2004.

                                        EATON VANCE MUTUAL FUNDS TRUST

                                        By:  /s/ Thomas E. Faust Jr.
                                             ----------------------------------
                                             Thomas E. Faust Jr., President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in their capacities on December 15, 2004.

      SIGNATURE                                         TITLE
      ---------                                         -----

/s/ Thomas E. Faust Jr.                   President (Chief Executive Officer)
-----------------------------
Thomas E. Faust Jr.

/s/ James L. O'Connor                      Treasurer (Principal Financial and
-----------------------------                     Accounting Officer)
James L. O'Connor

/s/ James B. Hawkes                                    Trustee
-----------------------------
James B. Hawkes

Samuel L. Hayes, III*                                  Trustee
-----------------------------
Samuel L. Hayes

William H. Park*                                       Trustee
-----------------------------
William H. Park

Ronald A. Pearlman*                                    Trustee
-----------------------------
Ronald A. Pearlman

Norton H. Reamer*                                      Trustee
-----------------------------
Norton H. Reamer

Lynn A. Stout*                                         Trustee
-----------------------------
Lynn A. Stout

*By:  /s/ Alan R. Dynner
      ------------------------------------
      Alan R. Dynner (As attorney-in-fact)

                                   SIGNATURES

     Floating Rate Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Mutual Funds Trust (File No. 02-90946) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on December 15, 2004.

                                        FLOATING RATE PORTFOLIO

                                        By:  /s/ Payson F. Swaffield
                                             ----------------------------------
                                             Payson F. Swaffield, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Mutual Funds Trust (File No. 02-90946) has been signed below by the following persons in their capacities on December 15, 2004.

      SIGNATURE                                         TITLE
      ---------                                         -----

/s/ Payson F. Swaffield                  President (Chief Executive Officer)
-----------------------------
Payson F. Swaffield

/s/ Barbara E. Campbell                   Treasurer (Principal Financial and
-----------------------------                     Accounting Officer)
Barbara E. Campbell

/s/ James B. Hawkes                                    Trustee
-----------------------------
James B. Hawkes

Samuel L. Hayes, III*                                  Trustee
-----------------------------
Samuel L. Hayes

William H. Park*                                       Trustee
-----------------------------
William H. Park

Ronald A. Pearlman*                                    Trustee
-----------------------------
Ronald A. Pearlman

Norton H. Reamer*                                      Trustee
-----------------------------
Norton H. Reamer

Lynn A. Stout*                                         Trustee
-----------------------------
Lynn A. Stout

*By:  /s/ Alan R. Dynner
      ------------------------------------
      Alan R. Dynner (As attorney-in-fact)

                                   SIGNATURES

     High Income Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Mutual Funds Trust (File No. 02-90946) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on December 15, 2004.

                                        HIGH INCOME PORTFOLIO

                                        By:  /s/ Michael W. Weilheimer
                                             ----------------------------------
                                             Michael W. Weilheimer, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Mutual Funds Trust (File No. 02-90946) has been signed below by the following persons in their capacities on December 15, 2004.

      SIGNATURE                                         TITLE
      ---------                                         -----

/s/ Michael W. Weilheimer                President (Chief Executive Officer)
-----------------------------
Michael W. Weilheimer

/s/ Barbara E. Campbell                  Treasurer (Principal Financial and
-----------------------------                    Accounting Officer)
Barbara E. Campbell

/s/ James B. Hawkes                                    Trustee
-----------------------------
James B. Hawkes

Samuel L. Hayes, III*                                  Trustee
-----------------------------
Samuel L. Hayes

William H. Park*                                       Trustee
-----------------------------
William H. Park

Ronald A. Pearlman*                                    Trustee
-----------------------------
Ronald A. Pearlman

Norton H. Reamer*                                      Trustee
-----------------------------
Norton H. Reamer

Lynn A. Stout*                                         Trustee
-----------------------------
Lynn A. Stout

*By:  /s/ Alan R. Dynner
      ------------------------------------
      Alan R. Dynner (As attorney-in-fact)

                                  EXHIBIT INDEX

     The following exhibits are filed as part of this amendment to the Registration Statement pursuant to Rule 483 of Regulation C.


Exhibit No.    Description
-----------    -----------

  (i)(2)       Consent of Internal Counsel dated December 15, 2004